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                                                CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT 10.15

                          CORPORATE PURCHASE AGREEMENT
BETWEEN:

  BUYER:
    Name:  COMPAQ COMPUTER CORPORATION AND ITS AFFILIATES
    Address:  P.O. BOX 692000  20555 S.H. 249  HOUSTON, TX 77269-2000
    Contact Name: DIVISION COUNSEL - OPERATIONS  Telephone Number:______________

AND:

  SELLER:
    Name:  OVERLAND DATA INC.
    Address:  8975 BALBOA AVENUE     SAN DIEGO, CA
    Contact Name: FRANK KIRCHHOFF                Telephone Number:  619-571-5555

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, BUYER AND SELLER HEREBY AGREE AS FOLLOWS:

SELLER AGREES TO PROVIDE BUYER with the Products, Services, Spares and/or other materials specifically identified in properly executed Schedules of Products and Spares at the applicable Effective Prices and in accordance with the terms and conditions of this Corporate Purchasing Agreement (the "Agreement") between the parties, which Agreement consists of (i) this signature page; (ii) the General Terms for Purchasing, including any amendments thereto; (iii) any Supplemental Terms of Agreement; and (iv) all Attachments/Exhibits.

PRODUCTS & SERVICES: The Products purchased under the Agreement shall be more fully described in a Schedule of Products (containing Product part numbers, descriptions, initial unit prices, and lead-times) as updated from time to time in the most currently executed Pricing Schedule. The Spares purchased under the Agreement shall be more fully described in a Schedule of Spares. The Services acquired under this Agreement shall be more fully described in a Schedule of Service Deliverables. Any other materials acquired under this Agreement shall be more fully described in a Schedule of Other Deliverables. Whereas the parties may agree to purchase other products, spares, and/or services, additional Schedules of Deliverables may be added from time to time during the term of the Agreement.

PRICES / CHARGES: The prices, fees, charges, and discounts ("Prices") for Deliverables shall be initially set forth in a Schedule of Products and Spares. Whereas the parties may agree, from time to time, to update Prices for any Deliverable, such updated Prices shall be set forth in properly executed Pricing Schedules and shall be the price at which Buyer is entitled to purchase such Deliverables from Seller ("Effective Price") for the period of time specified therein ("Pricing Period"). The Effective Price for any Deliverable, shall be that which is contained in the most recently executed Pricing Schedule or, if none exists, in the applicable Schedule of Deliverables.

AGREEMENT TERM: EFFECTIVE DATE:  6/7/2000   END DATE (OF INITIAL TERM): 6/7/2003
                                 --------                               --------

Notwithstanding anything to the contrary, the Agreement is not a requirements contract and does not obligate Buyer to purchase any minimum quantity of Deliverables but only establishes the terms and conditions for such purchases if and when Buyer submits Orders in accordance with the Agreement. Capitalized terms used on this signature page that are defined elsewhere in the Agreement and shall have the meaning as there defined.

IN WITNESS WHEREOF, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT WHICH SHALL BECOME EFFECTIVE AS OF THE EFFECTIVE DATE WRITTEN ABOVE.

SELLER:  OVERLAND DATA, INC.               BUYER: COMPAQ COMPUTER CORPORATION

By:     /s/ Frank R. Kirchoff              By:     /s/ Richard Gentilini
        ------------------------------             -----------------------------
            (Authorized Signature)                     (Authorized Signature)

Name:   Frank R. Kirchhoff                 Name:   Richard Gentilini
        ------------------------------             -----------------------------
             (Typed or Printed)                         (Typed or Printed)

Title:  Vice President of Sales            Title:  Director of Procurement
        ------------------------------             -----------------------------
             (Typed or Printed)                         (Typed or Printed)

Division:    Overland Data                 Division:  Storage Products
        ------------------------------             -----------------------------
                (Optional)                 (If Corporate, Identify Commodity
                                           Area - If Site, Identify Location)

Date:    June 7th, 2000                    Date:   6-14-00
        ------------------------------             -----------------------------


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


                         CORPORATE PURCHASING AGREEMENT
                                  GENERAL TERMS

The following general terms and conditions ("General Terms") and any amendments hereto form part of the Corporate Purchase Agreement (the "Agreement") between Buyer and Seller (collectively, the "parties") as identified on the signature page of the Agreement. Subject to the provisions of these General Terms, Buyer may elect to purchase goods, materials and/or services (individually or collectively referrerd to as "Deliverables") from Seller. The Effective Date and the End Date of the Agreement together with the contact persons of the parties and their respective addresses for notice, are also identified on the signature page of the Agreement.

1.0    PURPOSE

       It is intended by the parties that the provisions of the Agreement, including these General Terms, shall govern any purchase and sale of the Deliverables including, as applicable, the Products, Spares, Services, or other materials set forth in a Schedule of Deliverables forming part of the Agreement.

2.0    DEFINITIONS

       In addition to terms defined elsewhere in the Agreement, capitalized terms used herein shall have the meanings set forth below:

2.1 "Affiliate" means, with respect to Buyer or Seller, (i) any other legal entity controlling, controlled by, or under the common control with Buyer, (ii) any OEM subcontractor of Buyer, and (iii) any subcontractor or contractor of Buyer. As used in this definition, the term "control" means the possession, directly or indirectly or the power to direct, or cause the direction of the management and policy of the controlled entity.

2.2 "Attachments" means any document or exhibit thereof that is mutually agreed to by the parties and is used to provide additional information and/or different terms and conditions relating to the Agreement. Attachments may include, but is not limited to schedules, amendments, addenda, and any other document that is mutually agreed upon by the parties and incorporates by reference the General Terms for Purchasing.

2.3 "Business Day" means any day other than a Saturday, a Sunday, or holidays on which banks in the State of *** are generally closed.

2.4 "Buyer Furnished Items" means any raw materials, components, tools, products, equipment, documentation, services, and/or any other items to be provided by Buyer to Seller including, but not limited to any Buyer-Owned Materials identified in any applicable Owned Materials Attachment, Order, or in any other Attachment forming part of the Agreement.

2.5 "Buyer Products" means those Products manufactured, marketed, distributed and/or otherwise made available by Buyer to Buyer's customers, which may include hardware and software proprietary to Buyer and/or Buyer's suppliers, including, without limitation, the Products acquired from Seller under this Agreement.

2.6 "Change Order" means any written document or any written or electronic Orders prepared, properly authorized, and issued by Buyer and accepted by Seller, to identify changes to an existing Order previously accepted by Seller for Deliverables,. A Change Order will typically contain the Applicable Purchase Order number or electronic Order number affected, a Change Order number, and a Change Order date signifying the effective date of the change(s). The Change Order may include changes that affect, but are not necessarily limited to (i) rescheduling item(s) Delivery Date(s), (ii) adding and/or canceling item(s) in whole or in part, and/or
       (iii) changes to Buyer designated destination point(s).

2.7 "Code" means computer programming instructions including, without limitation, machine-readable computer programming instructions. Unless specifically stated otherwise, "Code" shall include all Updates and Enhancements thereto.

2.8 "Confidential Information" means tangible and intangible nonpublic information that one party discloses to the other and designates as confidential or which, under the circumstances surrounding such disclosure, ought to be treated as confidential. "Confidential Information" includes, but is not limited to, any and all of the parties' product information relating to design, functionality, pricing, manufacturing, or marketing; the terms and conditions of any proposed or actual agreement between the parties; either party's business policies, practices or trade secrets; and the information of others that is received by either party under an obligation of confidentiality.

2.9 "Deliverables" means any goods, services, products, or other materials to be provided by Seller in accordance with the Agreement and/or any applicable Orders issued hereunder including, but not limited to,


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


       those set forrth in any applicable Services Requirements Addendum; Schedule of Products, Schedule of Services, Schedule of Spares, Schedule of Other Deliverables; or contained in any other Attachment to the Agreement and/or in any applicable Orders issued hereunder.

2.10 "Delivery Date" or "On-Dock Date" means; (i) the date stipulated on Buyer's Order for the delivery of the specified Deliverables during normal business hours and days to the Delivery Site designated by Buyer; and (ii) the date stipulated on Buyer's Order for the performance of Services to be completed by Seller as specified under Buyer's Order.

2.11 "Enhancements" means changes or additions, other than Updates, to Code and related documentation, including all new releases, that improve functions, add new functions, or improve performance by changes in system, design, or coding.

2.12 "Electronic Transmission" the transmission of data between Buyer and Seller in an electronic format including, but not limited to, industry-standard Electronic Data Interchange techniques ("EDI"); Electronic Funds Transfer ("EFT"); Facsimile ("fax"); Electronic Mail (email), World Wide Web ("WWW"); and Electronic File Exchanges of any transaction set ("Electronic Interchanges"). Common Electronic Transmissions are electronic orders, credit card purchases or orders, and orders via the internet.

2.13 "Hazardous Materials" means any hazardous substance, hazardous waste, hazardous chemical, hazardous air pollutant, pesticide, or other substance identified as hazardous, infectious, radioactive or toxic under any federal, state or local laws, regulations, or standards pertaining to the protection of human health or safety, wildlife or the environment. Hazardous Materials shall include, without limitation, all substances identified as hazardous chemicals by California Occupational Safety and Health Act (hereinafter referred to as Cal-OSHA) and under the federal Occupational Safety and Health Act (hereinafter referred to as OSHA) and all substances identified as hazardous wastes under the Resource Conservation and Recovery Act or any comparable state statutes, regulations or standards.

2.14 "Latent Defect" means a recurring failure of a Product Spare, or Material to perform in accordance with the Specifications, the type of which failure could not have been readily detected or anticipated by Seller and/or Buyer, or Buyer's customer during normal inspection or use thereof.

2.15 "Lead-Time" means the period of time extending from the date listed on Order to the Delivery Date for Products, Spares and/or Services, DDP. The Lead-Times for the Products shall be set forth in the Schedule of Products, or in any applicable Orders, or as otherwise mutually agreed upon in any subsequent Pricing Schedule.

2.16 "Like New Condition" means refurbished to the latest revision to meet all applicable electrical, mechanical, firmware and cosmetic specifications and Engineering documentation, including the replacement of damaged or missing non-functioning parts.

2.17 "Materials" means (i) computer hardware, (ii) any written information, Code, or documentation, including any machine-readable information, Code, or documentation recorded on tangible media, or (iii) any combination thereof provided, pursuant to the Agreement, to a party for the sole purpose of enabling performance of the obligations contained herein. "Materials" does not include Products, or Spares, or Services, or intangible Confidential Information.

2.18 "Order(s)" means, collectively, any written Purchase Order, any credit card purchase or order, any electronic order or electronic purchase order employing EDI techniques, any industry standard EDI order, any telex or facsimile order or purchase order, any telephonic order or purchase order subsequently confirmed by Buyer in writing or by some electronic means capable of printing a hard copy, any other written or electronic order, and any internet orders employing the Internet and industry standard Ecommerce techniques or EDI techniques; that are prepared, properly authorized and issued by Buyer for the purchase of Products or Services. "Orders" may be accepted by Seller in writing, electronically in the manner prescribed in subsection 3.3 below, or in the manner otherwise prescribed by Buyer (including, as applicable, by EDI means, industry standard Ecommerce techniques, or by facsimile transmission), or by commencement of performance of Services or by delivery of Products.

2.19 "Pricing Schedule" means, with respect to the purchase of Products, any written instrument executed by one party and mutually agreed to by the other party for purpose of (i) updating the part numbers for the Products identified therein and (ii) updating the Effective Price at which Buyer may purchase the Products during a stated Pricing. Any purchase by Buyer of the Products listed in a properly executed Pricing Schedule shall be goverend by the


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


       terms and conditions of the Agreement, unless otherwise stated therein. To be valid, a Pricing Schedule shall contain, at minimum, a current Pricing Period, the part numbers and unit prices for the Product(s), the written consent of both parties.

2.20 "Proprietary Rights" means all current and future patents, mask works, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications, continuations and registrations with respect thereto.

2.21 "Purchase Order" means a written document prepared by Buyer and accepted by Seller to identify Products, Spares and/or Services to be furnished by Seller pursuant to the terms and conditions of the Agreement. Such Purchase Order will typically contain: (i) Purchase Order Number, (ii) Purchase Order date, (iii) Purchase Order Item No. for each item ordered,
       (iv) quantity of each Product, Spare or Service ordered, (v) Buyer and/or Seller part number, (vi) revision designator for each Product/Spare,
       (vii) unit price of each item, (viii) Delivery Date of each item, and
       (ix) Buyer's designated destination point for each item.

2.22 "Product(s)" means goods, materials, components, or products that are either created, manufactured, distributed, or otherwise made available by Seller to Buyer for purchase by Buyer pursuant to the terms and conditions of the Agreement and any applicable Order hereto. The Products shall include any requisite and incidental materials, packaging, documentation, Code, Software, and any other reasonably related Seller Furnished Items that are needful due to the nature of the Product. The Products are idendified in attached Schedules of Deliverables Part numbers contained in any Schedule of Products may be updated from time-to-time in mutually agreed upon Pricing Schedules. The updated part-number for any given Product is located in the most recently executed Pricing Schedule.

2.23 "RMA" means a Return Material Authorization number assigned by Seller for a shipment of Products and/or Spares being returned by Buyer to Seller.

2.24 "Schedule of Products" means any written instrument executed by the parties for the purpose of specifically identifying Product(s) the parties intend to be covered by the Agreement. A Schedule of Products shall contain, at minimum, the part numbers, descriptions, unit prices, and Lead-Times for such Product(s).

2.25 "Schedule of Spares" means any written instrument executed by the parties for the purpose of specifically identifying Spare(s) the parties intend to be covered by the Agreement. A Schedule of Spares shall, at minimum, contain the part numbers, descriptions, and unit prices, for such Spare(s).

2.26 "Seller Furnished Items" means any raw materials, components, tools, products, equipment, documentation, services, technical support, and/or any other items that may be provided by Seller to Buyer including, but not limited to any Seller-Owned Materials identified in any applicable Owned Materials Attachment, Order, or in any other document forming part of the Agreement.

2.27 "Services" or "Seller's Services" means the services or work made available to Buyer by Seller and which are described, identified, or listed in any attached or subsequently executed Services Requirements Addendum that specifically references the Agreement, or in any other applicable Exhibit, Addendum, Schedule or Attachment forming part of the Agreement or forming part of any applicable Orders thereunder.

2.28 "Software" means (i) the software which is a component of, supplied with, or bundled with, the Products, Spares or Services (whether in firmware or on magnetic, optical or other media) and (ii) the end user documentation for such software, including all Updates and Enhancements to such software and documentation.

2.29 "Spare(s)" means any replacement parts/components, assemblies, or sub-assemblies for the Product(s). Such spare parts shall include, without limitation; the items described in any Schedule of Spares that forms part of this Agreement.

2.30 "Specifications" means any instructions relating to the Seller's Services or the manufacture of Products or Spares, including (i) the specifications for the specific Product, Spares, and/or Services set forth in a Specifications document; (ii) the specifications with regard to the specific Product, Spares and/or Services generally published by Seller; (iii) the General Quality Requirements set forth under a Quality Assurance Addendum, and (iv) the Product Agency And Regulatory Compliance Requirements set forth under an Agency and Regulatory Requirements document. Specifications also include, but are not limited to, physical or operational performance parameters, characterization and/or attributes of the Products and Spares as identified elsewhere in the Agreement or in any applicable Order(s).

2.31 "Updates" means any modifications or changes, other than Enhancements, to Materials, Products, or Spares


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


       for purposes of correcting Errors, such as bug fixes or other incidental corrections.

3.0    ORDERS

3.1 Buyer may purchase Product(s), Spares and/or Services from Seller by issuing properly authorized Orders to Seller. All such Orders shall set forth the following items: quantity, price, delivery date, part number, and revision level.

3.2 Seller shall accept any Order that materially conforms with the terms of this Agreement. Seller shall use commercially reasonable efforts to send Buyer written confirmation of such acceptance within *** after Seller's receipt of a written Order from Buyer.

3.3 If Buyer issues an electronic Order, Seller shall electronically "Verify" receipt of the electronic Order within *** of the electronic Order transmission by Buyer. "Verify" or "Verfication," as used herein, shall mean that Seller has, in fact, successfully received all necessary Order information and requirements (e.g. quantity, price, delivery date, part number, and revision level) from electronic mailbox and shall serve as Seller's notification to Buyer of both the receipt of the electronic Order from Buyer and the occurrence of any discrepancies relating to the readiablity of such electronic Order. Seller shall return an electronic Order acknowledgement ("EDI Acknowledgement") to Buyer within *** following Seller's receipt of said Verfication. ***

3.4 All electronic Orders, Verifications, and EDI Acknowledgments (collectively "EDI Transmissions") and other related data electronically transmitted shall;

       (1) specifically reference and be suject to the terms and conditions of this Agreement, and
       (2) be specially formatted in accordance with Buyer's policies, specifications and procedures regarding electronic data interchange information.

3.5 No oral, electronic, or written additional or different provisions proposed by Seller in any acceptance, confirmation, or acknowledgment shall apply unless expressly agreed to, in writing, by Buyer. Buyer hereby gives notice of its objection to any additional or different terms proposed by Seller.

3.6    ***

3.7    The parties agree that: (i) the provision of the Uniform Commercial Code
       Section 2-201 (Statute of Frauds) shall not apply to these Electronic Interchanges; (ii) these Electronic Interchanges shall be deemed to satisfy any legal formalities requiring that agreements be in writing; and (iii) computer maintained records when produced in hard copy form shall constitute business records and shall be admissible, as such, to the same extent as other generally recognized business records.

3.8    ***

3.9 No oral, written, or electronic data transmission by Seller in any credit card acceptance, confirmation, verification, or acknowledgment, that proposes additional or different provisions, shall apply unless expressly agreed to in writing by Buyer. Buyer hereby gives notice of its objection to any additional or different terms.

3.10 The terms governing the delivery of all Product(s), Spares, and/or, Services ordered by Buyer will be interpreted in accordance with the International Chamber of Commerce Incoterms 1990 Edition. ***

4.0    PRICING

4.1 The prices for Product(s), Spares and/or Services ("Prices") shall be established from time to time by the parties executing and delivering a Schedule of Products and/or a Schedule of Spares. The Prices set forth in any such Schedule of Products or Schedule of Spares shall be fixed for the period set forth therein. The Parties agree that Prices may be updated from time to time, by mutual agreement of the parties. Such updated pricing shall be contained in properly executed Pricing Schedules.

4.2.   ***

4.3.   ***

4.4    ***

4.5    ***

5.0    WARRANTY

***

6.0    INDEMNIFICATION AND REMEDIES

6.1    ***

6.2    ***

6.3    ***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


6.4 Subject to Subsection 6.5, upon the occurrence of a Default by a party hereto the other party shall be entitled to exercise such rights and remedies as are available at law or in equity including the right to seek specific performance upon Seller's failure to deliver on a timely basis unique products in conformity with the Specifications.

6.5 NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND UNLIQUIDATED INVENTORY), INDIRECT, SPECIAL OR PUNITIVE DAMAGES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT (I) IN CONNECTION WITH A BREACH OF THE CONFIDENTIALITY PROVISIONS SET FORTH IN THIS AGREEMENT ***

7.0    PAYMENT

7.1 Buyer shall make payment in full for the purchase price of all Product, Spares, and/or Services ordered by Buyer hereunder (other than items disputed by Buyer in good faith) and received by Buyer on or before the *** after the date of Seller's invoice; provided, Seller's invoice shall not be dated earlier than the shipment date of Product covered thereby.
       ***

7.2 Unless otherwise specified in an Exhibit or otherwise agreed to in writing by the parties, payment shall be made in U.S. dollars.

8.0    TERM

       The term of this Agreement shall be ***, ("Initial Term") commencing on the date indicated on the signature page of this Agreement ("Effective Date") and shall automatically renew at the conclusion of the Initial Term for successive *** periods unless and until one party notifies the other, not less than *** prior to the end of the Initial Term or any subsequent *** term, that it does not intend to renew this Agreement. This Agreement may terminate prior to the aforementioned stated term under the circumstances set forth in Section 9.0 Notwithstanding the foregoing, this Agreement shall remain in full force and effect and shall be applicable to any Order issued by Buyer to Seller during the term of this Agreement until all obligations under such Order have been fulfilled.

9.0    TERMINATION

9.1 Either party (the "Non-Defaulting Party") may terminate this Agreement and/or any Order issued hereunder at any time by written notice to the other party (the "Defaulting Party") upon the occurrence of a Default by the Defaulting Party. *** This Agreement shall terminate on the date of such notice (the "Termination Date").

9.2    ***

9.3    ***

9.4    ***

10.0   FORCE MAJURE

10.1 Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which performance is delayed by fire, flood, war, embargo, riot or an unforeseeable intervention of any government authority that causes complete business interruption ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay. ***

11.0   NOTICES

       Any notice given under this Agreement shall be written or sent by telex or facsimile. Written notice shall be sent by registered mail or certified mail, postage prepaid, return receipt requested, or by any other overnight delivery service which delivers to the noticed destination, and provides proof of delivery to the sender. Any telex or facsimile notice must be followed within three (3) days by written notice. All notices shall be effective when first received at the addresses set out on the front page of the Agreement or such other addresses as may be notified to the other party pursuant to this provision.

12.0   ***

13.0   COMPLIANCE WITH LAWS

13.1 All Product or Spares supplied and work performed under this Agreement shall comply with all applicable United States and foreign laws and regulations including, but not limited to, emission and safety standards, the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.), the Fair Labor Standards Act of 1938 (29 U.S.C. Sections 201-219), the Toxic Substance Control Act of 1976 (15 U.S.C. Section 2601), all laws restraining the use of convict labor, and Worker's Compensation Laws. *** Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

13.2 All Product or Spares supplied and work performed under this Agreement shall comply with all applicable laws and regulations. Without limiting the foregoing, Seller shall comply with the Occupational Safety and Health Act ("OSHA") 29 C.F.R. Sections 1910, 1200(b), and (g)(8); the Toxic Substance Control Act ("TSCA") 15 U.S.C. Section 2612(a); and laws restraining the use of convict labor: 18


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WITH THE SECURITIES AND EXCHANGE COMMISSION.


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       U.S.C. Sections 1761 and 1762. Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

13.3 The following provisions and clauses of the Federal Acquisition Regulation (FAR), 48 CFR Chapter 1, are hereby incorporated by reference, with the same force and effect as if they were given in full text and are hereby made binding upon the subcontractor or vendor. Where the clauses or provisions say "Contractor", substitute "subcontractor or vendor."

       (1) Nonexempt Subcontracts and Purchase Orders over $2,500: 52.222-36 Affirmative Action for Handicapped Workers (APR 1984)

       (2) Nonexempt Subcontracts and Purchase Orders over $10,000 or subcontracts and Purchase Orders the aggregate value of which in any twelve month period exceeds or can be expected to exceed $10,000: 52.222-26 Equal Opportunity (APR 1984).

       (3) Nonexempt Subcontracts and Purchase Orders over $10,000: 52.222-21 Certification of Nonsegregated Facilities (APR 1984) 52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans (APR 1984).

       (4) Subcontracts and Purchase Orders over the small purchase limitation, $25,000: 52.219-13 Utilization of Women-Owned Small Business (AUG 1986).

       (5)    Subcontracts over $500,000, except for small business concerns:
              52.219-8 Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (FEB 1990).

13.4 The provisions of the Clean Air Act (42 U.S.C. Sections 7401 et seq.) and the Clean Water Act (33 U.S.C. Sections 1251 et seq.) are made a part of this Agreement

13.5 The provisions of any applicable State "Right-To-Know" laws and regulations are made a part of this Agreement. A copy of the applicable Product or Spares Safety Data Sheets as required under such laws and regulations shall be provided by Seller upon delivery of Product or Spares and updated as necessary.

13.6 This Agreement is subject to all applicable United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations.

13.7 The 1980 United Nations Convention on contracts for the international sale of goods shall not apply to this Agreement or any Order issued under this Agreement.

13.8 Seller agrees to comply with the United Stated Federal requirements contained at Title 40, Code of Federal Regulations Part 82 - "Protection of Stratospheric Ozone; Labeling". Moreover, Seller shall not supply to Buyer any product or part that contains or has been manufactured using a Class 1 ozone depleting substance, as that term is defined in the Regulations, unless Seller has provided prior written notice to Buyer.

13.9 Seller agrees to comply with all terms and conditions of the Compaq Supplier Compliance Policy, attached Exhibit F.

14.0   GRATUITIES

       Each party represents that it has not offered nor given and will not (i) offer nor give any employee, agent, or representative of the other party any gratuity, or (ii) influence such person's normal job responsibilities in any way with a view toward securing any business from the other party or influencing such person with respect to the business between the parties.

15.0   CONFIDENTIAL INFORMATION

15.1 The parties acknowledge that they have entered into a binding Confidentiality and Nondisclosure Agreement ("NDA") and hereby agree to abide by the terms of such NDA and any amendment thereto. All provisions of such NDA are incorporated by reference and shall govern all disclosures of Confidential Information made under the Agreement.

15.2 The parties acknowledge that the unauthorized disclosure of either party's confidential information will cause irreparable harm. Accordingly, the parties agree that the injured party shall have the right to seek immediate injunctive relief enjoining such unauthorized disclosure.

16.0   TRADEMARKS AND LOGOS

       Subject to Compaq's Brand Standards Policy, Seller is authorized to use Buyer's logo and trademark only to the extent necessary to meet the required specifications for the Product. No other rights with respect to Buyer's trademarks, trade names or brand names are conferred, either expressly or by implication, upon Seller.

17.0   COUNTRY OF ORIGIN, DUTY DRAWBACK

       -------------------------------------------------------------------------
       "Country of Origin" Marking: The Seller shall mark, in English, all Product or Spares with the Country of Origin (manufacture),in compliance with Section 304 of the United States Tariff Act. Both the Product and Spares and its container
       -------------------------------------------------------------------------


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       -------------------------------------------------------------------------
       must be conspicuously marked with the Country of Origin. If the Product or Spares itself cannot be marked legibly due to size, then its immediate container must be marked. signed certificate stating Country of Origin (manufacture) by quantity and part number (Buyer's and Seller's).
       -------------------------------------------------------------------------

18.0   GENERAL

18.1   ***

18.2 If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

18.3 Any waiver of any kind by a party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or Default by a party shall not impair any right, power or remedy which either party may have with respect to a future breach or Default.

18.4 Buyer or the direct product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States Seller shall not export, re-export or otherwise disclose, directly or indirectly, technical data received from Buyer.

18.5 With respect to any payment, reimbursement or other amount owed by Seller to Buyer under this Agreement, Buyer may offset any such amount owed against any amount then owing or to be owing (including amounts to be owed under future invoices) by Buyer to Seller under this Agreement or any other agreement.

18.6. This Agreement is hereby identified as "Compaq Confidential", and any additional confidentiality requirements between the parties (now or in the future) applicable to material identified as such shall apply to this Agreement.

18.7   Except to the extent that (i) the confidentiality provisions set forth in
       Section 15.0 conflict with confidentiality provisions set forth in any other confidentiality or non-disclosure agreement between the parties hereto, (ii) the Effective Price and Part Numbers as indentified in a Pricing Schedule is updated from time to time by mutual agreement of the parties, this Agreement represents the entire agreement with respect to the subject matter hereof and supersedes all prior discussions and agreements between the parties relating to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or addition to the terms and conditions of this Agreement in any Order, or other written notification from Seller will be of no effect.

18.8 Seller, including its servants, agents and employees, is an independent contractor and not an agent or employee of Buyer. Without limiting the generality of the foregoing, Seller is not authorized to represent or make any commitments of behalf of Buyer, and Buyer expressly disclaims any liability therefore.

18.9 THE CONSTRUCTION, VALIDITY, AND PERFORMANCE OF THIS AGREEMENT AND ANY ORDER ISSUED UNDER IT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ***, USA. THE PARTIES HEREBY WAIVE APPLICATION OF THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

18.10 Neither party shall assign or transfer this Agreement or any rights and obligations under this Agreement without the prior written consent of the other party.

18.11 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT WARRANTIES (EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE) OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED IN THEIR ENTIRETY.

18.12  ***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                         CORPORATE PURCHASING AGREEMENT
                        SUPPLEMENTAL TERMS FOR PURCHASING


19.0   SCOPE

       The following terms and conditions shall apply specifically to the purchase and service of storage automation products ("Deliverables") from Seller. In the case of a conflict between the General Terms and the Supplemental Terms, the latter shall control for matters relating to the Deliverables identified herein.

20.0   SUPPLEMENTAL DEFINITIONS

20.1 "Default" means, with respect to Buyer, (i) Buyer's failure to comply with any material provision of this Agreement or any Order issued hereunder ("breach"), and, in the case of a breach which is capable of remedy, such failure continues unremedied for a period of *** of notification of said breach; provided, delays in delivery are not subject to the 30-day cure period herein; or (ii) Buyer becomes insolvent, becomes subject to any bankruptcy proceeding, makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of such party's assets and such condition is not cured within ***; and

       With respect to Seller, (i) Seller's failure to comply with any material provision of the Agreement, or of any Order issued hereunder, and in the case of a breach which is capable of remedy, Seller's failure to remedy same within *** of notification of said breach; ***; (ii) Seller becomes insolvent, becomes subject to any bankruptcy proceeding or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Seller's assets and such condition is not cured within ***.

20.2 "Defective Product" means any Deliverables that do not conform to the Specifications or that contain any defect in material, workmanship or design.

20.3 "Epidemic Failure" as defined in the Quality Letter of Agreement, Exhibit D, attached hereto.

21.0   AVAILABILITY OF PRODUCT/SPARES

***

22.0   CHANGES

***

23.0   DELIVERY

23.1 Seller shall deliver Product(s) and Spares to Buyer on the specified date ("On-dock Date") and to the specified location ("Delivery Site") set forth in the related Order. *** Seller shall immediately notify Buyer, in writing, if Seller has knowledge of any event which is reasonably likely to delay any specified delivery date, place, or plan. On Time Delivery shall mean ***.

23.2   ***

24.0   PACKING, MARKING, AND SHIPPING INSTRUCTIONS

24.1 Seller shall prepare and pack all Product and Spares in a manner (i) *** that is consistent with practices customary in the computer component industry, (ii) necessary to meet a designated carrier's requirements, and
       (iii) that conforms with the laws and regulations of any applicable country (including, but not limited to, the United States of America) and any applicable subdivision thereof.

24.2 Seller shall mark, or cause to be marked, each shipping container to adequately show Buyer's Order number, part number, revision level, lot number, and quantity contained therein. Seller shall include in each container a packing list showing the Order number.


25.0   PRODUCT FORECASTS

25.1 Buyer shall use reasonable efforts, to provide Seller on a weekly basis, with Buyer's intended purchases forecasted for a given period. Such forecasts are for Seller's convenience only, and Seller hereby expressly acknowledges that such forecasts shall not create any liability whatsoever for Buyer, including but not limited to an obligation to purchase Product(s), Services and/or Spares, whether unique or industry standard material.

25.2 Seller agrees to review such forecasts, provided by Buyer, and advise Buyer if Seller anticipates


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       Seller's inability to achieve the forecasted volumes. Buyer volume forecasts will be provided to Seller in accordance with the terms and conditions in Exhibit C, Flex/Buffer Model. Seller may from time to time request Buyer to review Buyer's intended purchase forecasts and advise Seller of any changes.

26.0   INSPECTION AND ACCEPTANCE

26.1. Product(s), Spares, and/or Services purchased or to be purchased pursuant to this Agreement shall be subject to inspection and testing by Buyer ***. Buyer reserves the right to reject Defective Product.

26.2 If Buyer returns a Defective Product to Seller for correction, credit, or replacement, Seller shall repair or replace same within *** of receiving such Defective Product. ***


27.0   OUT OF WARRANTY REPAIRS AND SPARES AVAILABILITY

       Seller agrees to refurbish, to a Like New condition, any Product and Spare no longer covered by the express warranties set forth elsewhere in this Agreement (an "Out of Warranty Product") at the refurbishment prices and according to the terms set forth in the Schedule of Spares, Exhibit B, attached hereto.


28.0   RIGHTS, TITLE, AND INTEREST

28.1 Except as otherwise provided in an Attachment to the Agreement, Buyer shall retain all rights, title, and interest to any and all Materials furnished to Seller under this Agreement including, but not limited to, the Buyer Owned Materials set forth in an Ownership of Materials Exhibit.
       ***

28.2 Except as otherwise provided in an Attachment to the Agreement, Seller shall retain all rights, title, and interest to any and all Materials furnished to Buyer under this Agreement including, but not limited to, the Seller Owned Materials set forth in an Ownership of Materials Exhibit. Seller shall have sole ownership of all tools furnished, created, or used in performance of this Agreement, unless otherwise provided for in a Tooling Agreement.


29.0   QUALITY

29.1 Seller shall ensure that all Product, Spares and/or Services conform to the Specifications, drawings, samples, revision levels and other descriptions designated in the Product Schedule for such Product, Spares, and/or Service. The Specifications shall include any labeling requirements imposed by applicable law.

29.2   ***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT A

                        SCHEDULE OF PRODUCTS AND PRICING




Seller will provide a "Product and Pricing Schedule" to buyer from time to time which is incorporated by reference. It will include Seller's Product name, Buyer's part number, quarterly pricing and specified delivery terms. The terms and conditions of this Agreement shall apply to those Products purchased by Buyer.

Seller agrees that the pricing is firm for *** and that price will be renegotiated prior to the end of the firm pricing period. Seller agrees to provide a non-binding price forecast for the following ***.
















THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B


                         SCHEDULE OF SPARES AND PRICING



Seller will provide a "Spares and Pricing Schedule" to Buyer from time to time which is incorporated by reference. It will include Seller's part number and description, Buyer's part number, quarterly pricing, warranty period and specified delivery terms. The terms and conditions of this Agreement shall apply to all Spares purchased by Buyer.

Seller agrees that the price is firm for *** and that pricing will be renegotiated prior to the end of the firm pricing period. Seller agrees to furnish a non-binding price forecast for the following ***.

















THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                               FLEX / BUFFER MODEL

***

FLEX IS DEFINED AS ABILITY TO ACCEPT INCREMENTAL DEMAND.

BUFFER IS DEFINED AS ABILITY TO PULL-IN EXISTING DEMAND.

BUYER'S FLEX REQUIREMENTS ARE:


--------------------------------------------------------------------------------------------------------------
                                                                                       MAXIMUM USD LIABILITY
                                                                                         FOR DECREASES OF
NUMBER OF CALENDAR DAYS PRIOR TO       BUYER'S MAXIMUM %        BUYER'S MAXIMUM %     COMPAQ UNIQUE PRODUCT
      SCHEDULED DEMAND DATE                INCREASE                 DECREASE                   **
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------


* ANY WEEKLY INCREMENTAL UPSIDE ABOVE THESE PERCENTAGES WILL BE RESPONDED TO WITH BEST REASONABLE EFFORTS IN THE AREAS OF NUMBER OF UNITS AND REPLENISHMENT CYCLE TIME.

If Buyer requests delivery of any or all of the buffer inventory, Seller shall replenish it within *** for products stored at the HUBS worldwide.

***

BUYER'S BUFFER REQUIREMENTS ARE:

*** of inventory on hand and available to Buyer. Buyer agrees to provide a *** rolling forecast.

Once a week, Buyer shall furnish Seller with a forecast of the quantity and delivery dates of Product that Buyer anticipates purchasing under this Agreement. Such forecast shall be referred to as an 830 report or "Buyer's Forecast" transmitted via EDI. Buyer's Forecast shall include Buyer's part number, quantity and forecasted date of consumption. ***

In addition to the weekly EDI transmission Buyer also agrees to chair a monthly forecast meeting with Seller to review short and long term forecast updates.

"Compaq Unique Product" is defined as those "Hardware Based" Compaq unique components. Seller shall notify Buyer and mutually agree to a list of those Compaq unique components.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------

                                     COMPAQ
                           QUALITY LETTER OF AGREEMENT
                                    EXHIBIT D
--------------------------------------------------------------------------------

***












THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED
                                                 SRA - REV 2.0, DATED: 20-SEP-99


                                    EXHIBIT E
                          SERVICE REQUIREMENTS ADDENDUM



This Addendum to the Corporate Purchasing Agreement ("Agreement") between Buyer and Seller ("Addendum") provides additional terms and conditions governing the procurement of Services and/or Spares designated in "Schedule of Spares" by Buyer. In the case of conflict between the Agreement and this Addendum, this Addendum will take precedence. Terms not otherwise defined herein shall have the corresponding definitions ascribed to them in the Agreement.




A.       SPARE PARTS AVAILABILITY

         1. Seller shall make available for purchase by Buyer and/or Buyer's authorized third party, replacement Products in "new" and/or "like new" condition (collectively designated herein as "Spares") as set forth in the Schedule of Spares. Spares are considered either whole units (ex. monitors), assemblies (ex. printed circuit boards), components (ex. resistors, capacitors) or as otherwise designated by Buyer. "Like new" is defined as Spares that have been refurbished to the latest revision to meet quality/reliability requirements set forth in the Quality Letter of Agreement Exhibit D, all applicable specifications (electrical, mechanical, firmware, and cosmetic), and Engineering documentation. This also includes the replacement of damaged or missing non-functioning parts and the replacement of worn functioning parts.

         2. Seller and Buyer agree that Spares will be owned and held by Seller until requested by Buyer. Buyer reserves the right to purchase Spares on an "as needed" basis. ***

B.       PRICING

         1. Pricing for Spares is set forth in the Schedule of Spares. Pricing shall remain fixed for ***. *** prior to the end of the then current Contract Pricing Period, Buyer and Seller shall meet to review the pricing of Spares. The Schedule of Spares will be amended to reflect any adjustment in pricing the parties mutually agree will apply to the subsequent Contract Pricing Period.

         2.       ***



C.       QUALITY


         1. Seller shall ensure that all Spares and/or Services delivered hereunder comply with the Quality Letter of Agreement, Exhibit D, attached hereto.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


D.       RIGHTS AND ASSISTANCE TO REPAIR

         1. It is mutually agreed between Buyer and Seller that Seller grants to Buyer the right to repair or have repaired Products or Spares ***.

         2.       ***

         3.       ***

E.       PRODUCT WARRANTY SUPPORT REQUIREMENTS


         Spares delivered by the Seller in support of Product warranty obligations set forth in the Agreement shall be subject to the following additional terms:

         1.       ***

         2.       ***

         3. *** Replacement Spares will be date coded indicating date of repair, to include human readable characters, in English, in plain sight.

         4. Seller shall use commercially reasonable efforts to provide Flow-Through Warranty for Spares that are sold to Buyer from Seller utilizing 3rd party suppliers. This warranty passed to Buyer from Seller shall be no less than the warranty provided by the Seller. Such Spares should be noted as such in the Schedule of Spares.

         5. Buyer may appoint an Authorized Service Agent to administer the warranty process. Seller will recognize said appointment and will assist Buyer's Authorized Service Agent, as required by Buyer, to maintain the warranty process described herein.

         6.       ***

         7. Seller shall notify Buyer within *** if any non-functional Spare is attributable to end user negligence or abuse, and therefore not the responsibility of Seller. Upon notification, Buyer retains the right to audit the Spare, and shall provide disposition either by return to Buyer or repair at Buyer's expense within forty-eight (48) hours. Seller shall not be obligated to provide a credit for return of Spares that have been obviously subjected to end user negligence or abuse.

F.       ADDITIONAL Y2K WARRANTY REQUIREMENTS:

         1. In addition to warranties set forth above and elsewhere in the Agreement, Seller hereby warrants that all Spares shall be Y2K compliant as defined by the Agreement and that such Spares will not degrade any customer system, which may be Y2K compliant.

G.       ENGINEERING CHANGES

         1.       ***

H.       ESCALATION AND TECHNICAL SUPPORT


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


         1. Seller agrees that during the term of this Addendum, it shall designate a Seller Representative who shall act as Buyer's primary contact for any service issues regarding parts procurement, exchange, repair or quality. ***

         2. Seller shall provide technical support to Buyer for duration of this Addendum including the *** Term of Availability. Seller will resolve all issues deemed to be Product "bugs", correct any problems with production, and provide a service solution to Buyer for its customers. ***

I.       DIRECT PROCUREMENT OF SPARES

         1.       ***

J.       SPARES RETURN/SELLBACK

         1.       ***


K. TERM OF AVAILABILITY

         1. Seller grants to Buyer the option to purchase Spares at the last revision level purchased under this Agreement for a period of five (5) years ("Term of Availability") ***.

         2.       ***









THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT F

                        COMPAQ SUPPLIER COMPLIANCE POLICY

COMPAQ COMPUTER CORPORATION IS PROUD OF ITS REPUTATION FOR INTEGRITY AND HONESTY IN ITS BUSINESS DEALINGS. OUR CORPORATE CULTURE OF FAIRNESS AND QUALITY IS ONE OF OUR MOST VALUABLE ASSETS. MAINTAINING THIS REPUTATION IS AN ONGOING PROCESS, AND COMPAQ CONSIDERS IT TO BE ONE OF ITS MOST IMPORTANT JOBS.

IT IS ESSENTIAL THAT THE HIGHEST STANDARDS OF CONDUCT BE OBSERVED BY COMPAQ, AS WELL AS ITS SUPPLIERS. IN FACT, COMPAQ BELIEVES THAT IT SUPPLIERS MUST OPERATE AT THE SAME HIGH LEVEL OF INTEGRITY AS COMPAQ. IN THIS REGARD, COMPAQ HAS ADOPTED A SUPPLIER COMPLIANCE POLICY. AS PART OF THIS POLICY, COMPAQ SUPPLIERS MUST COMPLY FULLY WITH THE REQUIREMENTS SET FORTH BELOW. THIS POLICY REQUIRES THAT COMPAQ SUPPLIERS AND THEIR EMPLOYEES EXERCISE THE HIGHEST DEGREE OF HONESTY AND INTEGRITY IN CONDUCTING THEIR BUSINESS WITH COMPAQ, AS WELL AS OTHER THIRD PARTIES.


I. ETHICAL STANDARDS Compaq expects its suppliers to avoid conflicts of interest that create opportunities for abuses and allegations of commercial bribery.

         A. Conflicts of Interest - Suppliers are expected to avoid any action which may involve, or appears to involve, a conflict of interest with Compaq.

         B. Business Courtesies - Business should be won or lost on the merits of the products and services being offered by its suppliers. Therefore, supplier funds or personal funds of its employees should not be used to provide a business courtesy unless the gift is commemorative, ceremonial or customary in nature and has an insubstantial value. Under no circumstances should a kickback or bribe ever be offered to Compaq or its employees.


II. ENVIRONMENTAL STANDARDS Compaq expects its suppliers to conduct their business in a manner that provides a safe, healthy and environmentally friendly workplace and meets or exceeds all applicable environment and work place legal requirements.

         A. Hazardous Materials, Air Emissions & Waste Water Discharges - Compaq requires that each of its suppliers comply with all applicable environmental laws and regulations regarding hazardous materials, air emissions and waste water discharges, including those regarding the manufacture, transportation, storage, disposal, and release to the environment of such materials.

         B. Health & Safety - Compaq expects its suppliers to maintain their facilities in a safe and healthy manner and in compliance with all applicable laws and regulations.


III. EMPLOYMENT STANDARDS Compaq expects its suppliers to foster human dignity by treating their employees fairly and with respect. Compaq requires that its suppliers comply with all applicable national, state and local employment laws.

         A. Child Labor - Compaq expect its suppliers to refrain from using child labor. Workers can be no less than 14 years of age and not younger than the compulsory age to be in school. Compaq supports the development of legitimate workplace apprenticeship programs for the educational benefit of young people.

         B. Prison Labor - Compaq expects its suppliers to refrain from utilizing prison or forced labor within their work forces.

         C. Disciplinary Practices - Compaq expects its suppliers to refrain from using corporal punishment or other forms of mental or physical coercion with their employees.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


         D. Working Hours - Compaq expects its suppliers to comply with all applicable laws regarding compensation for overtime work performed by their employees. Additionally, employees should be allowed at least one day off in seven.



IV. COMPETITIVE STANDARDS Compaq expects its suppliers to compete fairly and vigorously within the marketplace. Compaq discourages anti-competitive practices by its suppliers that inhibit the operation of a free-market economy. Compaq requires that its suppliers comply with all applicable competition laws.

         A. Price fixing - Compaq expects its suppliers to refrain from collaborating with competitors to fix prices for its goods.

         B. Anticompetitive Practices - Compaq will not tolerate anticompetitive practices by its suppliers, including efforts to allocate markets or customers among their competitors or to fix bids.


V. CONFIDENTIALITY Compaq requires that its suppliers enforce a policy that ensures the confidentiality of all proprietary or confidential information provided by Compaq.

         A. Non-disclosure Agreement - Compaq requires that its suppliers comply with the terms of the Confidentiality and Non-disclosure Agreements that have been entered into with Compaq

         B. Other Confidentiality Obligations - Compaq requires its suppliers to refrain from making unauthorized disclosures to Compaq of third party confidential information.

VI. COMPLIANCE WITH GOVERNMENT LAWS AND REGULATIONS Compaq expects its suppliers to comply with all applicable laws and regulations governing their business relationships with Compaq. In addition, Compaq requires that its Suppliers agree to implement and maintain a Small, Woman-Owned, Minority Business Enterprise (SWMBE) program in accordance with Federal Acquisition Regulations (FAR) 52.219-0(d)(ll)(iii). Upon request by Compaq, Suppliers agree to provide Compaq with written certification of its compliance with the SWMBE Federal Acquisition Regulations.


COMPAQ IS DEDICATED TO MAINTAINING ITS REPUTATION FOR FAIRNESS AND INTEGRITY. IN MANY WAYS THE FUTURE SUCCESS OF BOTH COMPAQ AND ITS SUPPLIERS DEPENDS ON OUR ABILITY TO BUILD ON THESE HIGH STANDARDS.

THE FOREGOING REQUIREMENTS ARE NOT INTENDED TO BE ALL-INCLUSIVE, AND COMPAQ EXPECTS ITS SUPPLIERS TO EXERCISE ETHICAL JUDGMENT BEYOND STRICT COMPLIANCE WITH THE LAW, AND TO BE RESPONSIVE TO THE CONCERNS OF THE COMMUNITIES IN WHICH THEY OPERATE. FAILURE TO COMPLY WITH THE ABOVE REQUIREMENTS MAY RESULT IN REDUCTION OF BUSINESS WITH COMPAQ, OR IN SOME INSTANCES, TERMINATION OF YOUR RELATIONSHIP WITH COMPAQ. UNDERSTANDING AND COMPLYING WITH THE ABOVE REQUIREMENTS WILL HELP TO ENSURE THAT OUR MUTUAL BUSINESS ACTIVITIES ARE CONDUCTED IN THE HIGHEST ETHICAL AND PROFESSIONAL MANNER.





THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT G

                       CORPORATE NON DISCLOSURE AGREEMENT



There is an existing nondisclosure agreement (NDA-87-200) in place and valid until December 17, 2001. This document is on file with the Business Development and Transacions Services group in Houston.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


[LOGO]
                        ELECTRONIC BUSINESS ADDENDUM FOR
                              PRODUCTION PURCHASES
                                    EXHIBIT H


WHEREAS,  the Parties desire to transmit and receive data electronically;

WHEREAS, the Parties desire to ensure that such electronic transmissions are legally valid and enforceable;

WHEREAS, the Parties desire to amend the General Terms forming part of the Agreement to include the transmittal and receipt of electronic Data;

WHEREAS, the Parties intend for the provisions of this Addendum to supercede any silent or inconsistent provisions contained in the Agreement; and

WHEREAS, the Parties intend for any and all provisions of the Agreement not so amended by this Addendum, shall remain in full force and effect. All capitalized terms used but not defined herein shall have the same meanings as in the Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES AND OF THE COVENANTS AND CONDITIONS SET FORTH HEREIN, THE PARTIES AGREE AS FOLLOWS:

THE PARTIES TO THIS ADDENDUM ARE HEREBY AMENDING THE ABOVE REFERENCED AGREEMENT BY ADDING THE FOLLOWING NEW PROVISIONS TO THE GENERAL TERMS FOR THE PARTIES TO BE BOUND BY ELECTRONIC DATA EXCHANGES: The Parties to this Addendum hereby evidence their intention to be bound by the Electronic Exchanges as herein described and specifically agree as follows:

(A) Each Party may electronically transmit to or receive from the other Party through any means of Electronic Commerce including, but not limited to, Electronic Data Interchange (EDI), Facsimile, Electronic Mail, the Internet, and World Wide Web, certain Products and Services or such other purchases as the Parties agree to in writing from time to time. Any transmission of data that does not conform to the applicable "COMPAQ eGuideline Requirements," which is attached hereto as Exhibit A and incorporated for all legal purposes, for the type of Electronic Interchange(s) between the Parties, is /are not an Electronic Interchange(s) and shall have no force or effect between the Parties.

(B) Each Party shall adopt and identify an electronic identification number or code ("User ID") as its signature and shall use such signature in each Electronic Interchange with the other Party. The Parties agree that a User ID, when affixed to or contained in an Electronic Interchange, shall be legally sufficient to verify the identity of the transmitting Party and to authenticate the Electronic Interchange.

(C) Electronic Interchanges shall not be deemed to have been properly received, and no Electronic Interchange shall give rise to any obligation, until accessible to the receiving Party. Upon proper receipt of any Electronic Interchange, the receiving Party shall promptly transmit a functional acknowledgment or alternate acknowledging Electronic Interchange on a daily basis as agreed to by the Parties, which shall constitute conclusive evidence that a Electronic Interchange has been properly received.

(D) No Electronic Interchange shall give rise to any obligation unless and until the Party initially transmitting such Electronic Interchange has received an Electronic Interchange response from the other Party.

(E) Each Party shall establish reasonable controls to ensure the timely handling of all data transmissions and shall contact promptly the sending Party for corrective action in the event of a transmission error, such as an unintelligible or garbled transmission, or in the event electronic transmission operations are lost.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


2. VALIDITY AND ENFORCEABILITY. (a) This Agreement has been executed by the Parties to evidence their mutual intent to create binding obligations pursuant to the Electronic Interchange specifying certain of the applicable terms. Any Electronic Interchange properly transmitted pursuant to this Agreement shall be considered a "writing" or "in writing" and any such Electronic Interchange that contains or has a User ID affixed to it ("Signed Electronic Interchanges") shall be deemed for all purposes (i) to have been "signed" and (ii) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

     (b) The Parties agree not to contest the validity or enforceability of Signed Electronic Interchanges under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the Party to be bound thereby. Signed Electronic Interchanges shall be admissible if introduced as evidence on paper in any judicial, arbitration, mediation, or administrative proceeding to the same extent and under the same conditions as other business records originated and maintained in documentary form. Each Party agrees that it will not contest the admissibility of copies of Signed Electronic Interchanges under either the business records exception to the hearsay rule or the best evidence rule on the basis that such Signed Electronic interchanges were not originated or maintained in documentary form.

3. THIRD PARTY SERVICE PROVIDERS. (a) The Parties may transmit Electronic Interchanges either directly or through third party service providers or networks. Each Party shall be responsible for the costs of any third party service provider with which it contracts and any other costs it incurs in the electronic transmission or receipt of Electronic Interchanges under this Addendum.

     (b) Either Party may modify its election to use, not use, or change a third party service provider upon thirty (30) days prior written notice to the other Party.

4. OBLIGATION TO MAINTAIN RECORDS. Neither Party has an obligation to maintain the storage of data records or other files for the other Party.

5. GENERAL TERMS AND CONDITIONS FOR PURCHASES AND SALES. This Addendum does not express or imply any commitment to purchase or sell goods or services. Where the Parties mutually agree to engage in such transactions using Electronic Commerce, the general terms and conditions for such transactions shall be those contained in the applicable purchase contract.

6. SECURITY PROCEDURES AND CONFIDENTIALITY OF USER IDS. (a) Each Party shall adopt and use security procedures that are reasonably sufficient to ensure that all transmissions of Electronic Interchanges are authorized and to protect its business records and data from improper access.

     (b) The Parties agree that User IDs are confidential and shall not disclose the other Party's User ID to any unauthorized parties.

7. TERM AND TERMINATION. This Addendum shall remain in effect until terminated by either Party with not less than *** prior written notice; PROVIDED, HOWEVER, that any termination shall not affect the respective obligations or rights of the Parties arising under any Electronic Interchanges or otherwise under this Addendum prior to the effective date of termination.

8. LIMITATION OF DAMAGES. Neither Party shall be liable to the other for any special, incidental, exemplary, or consequential damages arising from or as a result of any delay, omission, or error in the electronic transmission or receipt of any Electronic Interchanges pursuant to this Addendum, even if the other Party has been advised of the possibility of such damages.

9. CONTINGENCIES BEYOND A PARTY'S CONTROL. Neither Party shall be liable for any failure to fulfill its obligations under this Addendum if such failure is caused by the occurrence of any contingency beyond its reasonable control, including but not limited to any mechanical, electronic, or communications failure, that prevents it from transmitting or receiving any Electronic Interchanges.

10. EXPIRATION OF CLAIMS. No action, regardless of form, arising out of this Addendum may be brought by either Party more than *** after the cause of action has arisen.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


11. GOVERNING LAW. This Addendum is governed under and in accordance with the laws of the State of ***, U.S.A., and all obligations of the Parties created in this Addendum are performable in ***.

12. NON-ASSIGNABILITY. This Addendum shall not be assigned or transferred by either Party without the prior written consent of the other Party.

13. ENTIRE AGREEMENT. The entire understanding between the Parties is incorporated herein and supersedes all prior discussions and agreements between the Parties relating to the subject matter hereto. This Addendum can be modified only by written amendment executed by the Parties, and shall not be supplemented or modified by any course of dealing or trade usage.

14. TITLES AND CAPTIONS. All titles or captions in this Addendum are for convenience only. They shall not be deemed part of this Addendum and in no way define, limit, extend, or describe the scope or intent of its provisions.

15. INVALIDITY OF PROVISIONS. If any provision or provisions of this Addendum is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions of this agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

16. ADDRESSES AND NOTICES. Written notices required or permitted hereunder, shall be deemed given and received when properly posted by registered or certified mail, postage prepaid, first class, in an envelope properly addressed to the person(s) identified by the Agreement. Each Party may change the address at which notice at which notice may be sent to that Party b y giving notice of such change to the other Party in accordance with the notice provision of the Agreement.




THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED
EXHIBIT 10.16

                          CORPORATE PURCHASE AGREEMENT
BETWEEN:

  BUYER:
    Name:  COMPAQ COMPUTER CORPORATION AND ITS AFFILIATES
    Address:  P.O. BOX 692000  20555 S.H. 249  HOUSTON, TX 77269-2000
    Contact Name: DIVISION COUNSEL - OPERATIONS  Telephone Number:______________

AND:

  SELLER:
    Name:  OVERLAND DATA INC.
    Address:  8975 BALBOA AVENUE     SAN DIEGO, CA
    Contact Name: FRANK KIRCHHOFF                Telephone Number:  619-571-5555

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, BUYER AND SELLER HEREBY AGREE AS FOLLOWS:

SELLER AGREES TO PROVIDE BUYER with the Products, Services, Spares and/or other materials specifically identified in properly executed Schedules of Products and Spares at the applicable Effective Prices and in accordance with the terms and conditions of this Corporate Purchasing Agreement (the "Agreement") between the parties, which Agreement consists of (i) this signature page; (ii) the General Terms for Purchasing, including any amendments thereto; (iii) any Supplemental Terms of Agreement; and (iv) all Attachments/Exhibits.

PRODUCTS & SERVICES: The Products purchased under the Agreement shall be more fully described in a Schedule of Products (containing Product part numbers, descriptions, initial unit prices, and lead-times) as updated from time to time in the most currently executed Pricing Schedule. The Spares purchased under the Agreement shall be more fully described in a Schedule of Spares. The Services acquired under this Agreement shall be more fully described in a Schedule of Service Deliverables. Any other materials acquired under this Agreement shall be more fully described in a Schedule of Other Deliverables. Whereas the parties may agree to purchase other products, spares, and/or services, additional Schedules of Deliverables may be added from time to time during the term of the Agreement.

PRICES / CHARGES: The prices, fees, charges, and discounts ("Prices") for Deliverables shall be initially set forth in a Schedule of Products and Spares. Whereas the parties may agree, from time to time, to update Prices for any Deliverable, such updated Prices shall be set forth in properly executed Pricing Schedules and shall be the price at which Buyer is entitled to purchase such Deliverables from Seller ("Effective Price") for the period of time specified therein ("Pricing Period"). The Effective Price for any Deliverable, shall be that which is contained in the most recently executed Pricing Schedule or, if none exists, in the applicable Schedule of Deliverables.

AGREEMENT TERM: EFFECTIVE DATE:  6/7/2000   END DATE (OF INITIAL TERM): 6/7/2003
                                 --------                               --------

Notwithstanding anything to the contrary, the Agreement is not a requirements contract and does not obligate Buyer to purchase any minimum quantity of Deliverables but only establishes the terms and conditions for such purchases if and when Buyer submits Orders in accordance with the Agreement. Capitalized terms used on this signature page that are defined elsewhere in the Agreement and shall have the meaning as there defined.

IN WITNESS WHEREOF, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT WHICH SHALL BECOME EFFECTIVE AS OF THE EFFECTIVE DATE WRITTEN ABOVE.

SELLER:  OVERLAND DATA, INC.               BUYER: COMPAQ COMPUTER CORPORATION

By:     /s/ Frank R. Kirchoff              By:     /s/ Richard Gentilini
        ------------------------------             -----------------------------
            (Authorized Signature)                     (Authorized Signature)

Name:   Frank R. Kirchhoff                 Name:   Richard Gentilini
        ------------------------------             -----------------------------
             (Typed or Printed)                         (Typed or Printed)

Title:  Vice President of Sales            Title:  Director of Procurement
        ------------------------------             -----------------------------
             (Typed or Printed)                         (Typed or Printed)

Division:    Overland Data                 Division:  Storage Products
        ------------------------------             -----------------------------
                (Optional)                 (If Corporate, Identify Commodity
                                           Area - If Site, Identify Location)

Date:    June 7th, 2000                    Date:   6-14-00
        ------------------------------             -----------------------------


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                         CORPORATE PURCHASING AGREEMENT
                                  GENERAL TERMS

The following general terms and conditions ("General Terms") and any amendments hereto form part of the Corporate Purchase Agreement (the "Agreement") between Buyer and Seller (collectively, the "parties") as identified on the signature page of the Agreement. Subject to the provisions of these General Terms, Buyer may elect to purchase goods, materials and/or services (individually or collectively referrerd to as "Deliverables") from Seller. The Effective Date and the End Date of the Agreement together with the contact persons of the parties and their respective addresses for notice, are also identified on the signature page of the Agreement.

1.0    PURPOSE

       It is intended by the parties that the provisions of the Agreement, including these General Terms, shall govern any purchase and sale of the Deliverables including, as applicable, the Products, Spares, Services, or other materials set forth in a Schedule of Deliverables forming part of the Agreement.

2.0    DEFINITIONS

       In addition to terms defined elsewhere in the Agreement, capitalized terms used herein shall have the meanings set forth below:

2.1 "Affiliate" means, with respect to Buyer or Seller, (i) any other legal entity controlling, controlled by, or under the common control with Buyer, (ii) any OEM subcontractor of Buyer, and (iii) any subcontractor or contractor of Buyer. As used in this definition, the term "control" means the possession, directly or indirectly or the power to direct, or cause the direction of the management and policy of the controlled entity.

2.2 "Attachments" means any document or exhibit thereof that is mutually agreed to by the parties and is used to provide additional information and/or different terms and conditions relating to the Agreement. Attachments may include, but is not limited to schedules, amendments, addenda, and any other document that is mutually agreed upon by the parties and incorporates by reference the General Terms for Purchasing.

2.3 "Business Day" means any day other than a Saturday, a Sunday, or holidays on which banks in the State of *** are generally closed.

2.4 "Buyer Furnished Items" means any raw materials, components, tools, products, equipment, documentation, services, and/or any other items to be provided by Buyer to Seller including, but not limited to any Buyer-Owned Materials identified in any applicable Owned Materials Attachment, Order, or in any other Attachment forming part of the Agreement.

2.5 "Buyer Products" means those Products manufactured, marketed, distributed and/or otherwise made available by Buyer to Buyer's customers, which may include hardware and software proprietary to Buyer and/or Buyer's suppliers, including, without limitation, the Products acquired from Seller under this Agreement.

2.6 "Change Order" means any written document or any written or electronic Orders prepared, properly authorized, and issued by Buyer and accepted by Seller, to identify changes to an existing Order previously accepted by Seller for Deliverables,. A Change Order will typically contain the Applicable Purchase Order number or electronic Order number affected, a Change Order number, and a Change Order date signifying the effective date of the change(s). The Change Order may include changes that affect, but are not necessarily limited to (i) rescheduling item(s) Delivery Date(s), (ii) adding and/or canceling item(s) in whole or in part, and/or
       (iii) changes to Buyer designated destination point(s).

2.7 "Code" means computer programming instructions including, without limitation, machine-readable computer programming instructions. Unless specifically stated otherwise, "Code" shall include all Updates and Enhancements thereto.

2.8 "Confidential Information" means tangible and intangible nonpublic information that one party discloses to the other and designates as confidential or which, under the circumstances surrounding such disclosure, ought to be treated as confidential. "Confidential Information" includes, but is not limited to, any and all of the parties' product information relating to design, functionality, pricing, manufacturing, or marketing; the terms and conditions of any proposed or actual agreement between the parties; either party's business policies, practices or trade secrets; and the information of others that is received by either party under an obligation of confidentiality.

2.9 "Deliverables" means any goods, services, products, or other materials to be provided by Seller in accordance with the Agreement and/or any applicable Orders issued hereunder including, but not limited to,


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       those set forrth in any applicable Services Requirements Addendum; Schedule of Products, Schedule of Services, Schedule of Spares, Schedule of Other Deliverables; or contained in any other Attachment to the Agreement and/or in any applicable Orders issued hereunder.

2.10 "Delivery Date" or "On-Dock Date" means; (i) the date stipulated on Buyer's Order for the delivery of the specified Deliverables during normal business hours and days to the Delivery Site designated by Buyer; and (ii) the date stipulated on Buyer's Order for the performance of Services to be completed by Seller as specified under Buyer's Order.

2.11 "Enhancements" means changes or additions, other than Updates, to Code and related documentation, including all new releases, that improve functions, add new functions, or improve performance by changes in system, design, or coding.

2.12 "Electronic Transmission" the transmission of data between Buyer and Seller in an electronic format including, but not limited to, industry-standard Electronic Data Interchange techniques ("EDI"); Electronic Funds Transfer ("EFT"); Facsimile ("fax"); Electronic Mail (email), World Wide Web ("WWW"); and Electronic File Exchanges of any transaction set ("Electronic Interchanges"). Common Electronic Transmissions are electronic orders, credit card purchases or orders, and orders via the internet.

2.13 "Hazardous Materials" means any hazardous substance, hazardous waste, hazardous chemical, hazardous air pollutant, pesticide, or other substance identified as hazardous, infectious, radioactive or toxic under any federal, state or local laws, regulations, or standards pertaining to the protection of human health or safety, wildlife or the environment. Hazardous Materials shall include, without limitation, all substances identified as hazardous chemicals by California Occupational Safety and Health Act (hereinafter referred to as Cal-OSHA) and under the federal Occupational Safety and Health Act (hereinafter referred to as OSHA) and all substances identified as hazardous wastes under the Resource Conservation and Recovery Act or any comparable state statutes, regulations or standards.

2.14 "Latent Defect" means a recurring failure of a Product Spare, or Material to perform in accordance with the Specifications, the type of which failure could not have been readily detected or anticipated by Seller and/or Buyer, or Buyer's customer during normal inspection or use thereof.

2.15 "Lead-Time" means the period of time extending from the date listed on Order to the Delivery Date for Products, Spares and/or Services, DDP. The Lead-Times for the Products shall be set forth in the Schedule of Products, or in any applicable Orders, or as otherwise mutually agreed upon in any subsequent Pricing Schedule.

2.16 "Like New Condition" means refurbished to the latest revision to meet all applicable electrical, mechanical, firmware and cosmetic specifications and Engineering documentation, including the replacement of damaged or missing non-functioning parts.

2.17 "Materials" means (i) computer hardware, (ii) any written information, Code, or documentation, including any machine-readable information, Code, or documentation recorded on tangible media, or (iii) any combination thereof provided, pursuant to the Agreement, to a party for the sole purpose of enabling performance of the obligations contained herein. "Materials" does not include Products, or Spares, or Services, or intangible Confidential Information.

2.18 "Order(s)" means, collectively, any written Purchase Order, any credit card purchase or order, any electronic order or electronic purchase order employing EDI techniques, any industry standard EDI order, any telex or facsimile order or purchase order, any telephonic order or purchase order subsequently confirmed by Buyer in writing or by some electronic means capable of printing a hard copy, any other written or electronic order, and any internet orders employing the Internet and industry standard Ecommerce techniques or EDI techniques; that are prepared, properly authorized and issued by Buyer for the purchase of Products or Services. "Orders" may be accepted by Seller in writing, electronically in the manner prescribed in subsection 3.3 below, or in the manner otherwise prescribed by Buyer (including, as applicable, by EDI means, industry standard Ecommerce techniques, or by facsimile transmission), or by commencement of performance of Services or by delivery of Products.

2.19 "Pricing Schedule" means, with respect to the purchase of Products, any written instrument executed by one party and mutually agreed to by the other party for purpose of (i) updating the part numbers for the Products identified therein and (ii) updating the Effective Price at which Buyer may purchase the Products during a stated Pricing. Any purchase by Buyer of the Products listed in a properly executed Pricing Schedule shall be goverend by the


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       terms and conditions of the Agreement, unless otherwise stated therein. To be valid, a Pricing Schedule shall contain, at minimum, a current Pricing Period, the part numbers and unit prices for the Product(s), the written consent of both parties.

2.20 "Proprietary Rights" means all current and future patents, mask works, copyrights, trade secrets, know-how and all other intellectual property rights, including all applications, continuations and registrations with respect thereto.

2.21 "Purchase Order" means a written document prepared by Buyer and accepted by Seller to identify Products, Spares and/or Services to be furnished by Seller pursuant to the terms and conditions of the Agreement. Such Purchase Order will typically contain: (i) Purchase Order Number, (ii) Purchase Order date, (iii) Purchase Order Item No. for each item ordered,
       (iv) quantity of each Product, Spare or Service ordered, (v) Buyer and/or Seller part number, (vi) revision designator for each Product/Spare,
       (vii) unit price of each item, (viii) Delivery Date of each item, and
       (ix) Buyer's designated destination point for each item.

2.22 "Product(s)" means goods, materials, components, or products that are either created, manufactured, distributed, or otherwise made available by Seller to Buyer for purchase by Buyer pursuant to the terms and conditions of the Agreement and any applicable Order hereto. The Products shall include any requisite and incidental materials, packaging, documentation, Code, Software, and any other reasonably related Seller Furnished Items that are needful due to the nature of the Product. The Products are idendified in attached Schedules of Deliverables Part numbers contained in any Schedule of Products may be updated from time-to-time in mutually agreed upon Pricing Schedules. The updated part-number for any given Product is located in the most recently executed Pricing Schedule.

2.23 "RMA" means a Return Material Authorization number assigned by Seller for a shipment of Products and/or Spares being returned by Buyer to Seller.

2.24 "Schedule of Products" means any written instrument executed by the parties for the purpose of specifically identifying Product(s) the parties intend to be covered by the Agreement. A Schedule of Products shall contain, at minimum, the part numbers, descriptions, unit prices, and Lead-Times for such Product(s).

2.25 "Schedule of Spares" means any written instrument executed by the parties for the purpose of specifically identifying Spare(s) the parties intend to be covered by the Agreement. A Schedule of Spares shall, at minimum, contain the part numbers, descriptions, and unit prices, for such Spare(s).

2.26 "Seller Furnished Items" means any raw materials, components, tools, products, equipment, documentation, services, technical support, and/or any other items that may be provided by Seller to Buyer including, but not limited to any Seller-Owned Materials identified in any applicable Owned Materials Attachment, Order, or in any other document forming part of the Agreement.

2.27 "Services" or "Seller's Services" means the services or work made available to Buyer by Seller and which are described, identified, or listed in any attached or subsequently executed Services Requirements Addendum that specifically references the Agreement, or in any other applicable Exhibit, Addendum, Schedule or Attachment forming part of the Agreement or forming part of any applicable Orders thereunder.

2.28 "Software" means (i) the software which is a component of, supplied with, or bundled with, the Products, Spares or Services (whether in firmware or on magnetic, optical or other media) and (ii) the end user documentation for such software, including all Updates and Enhancements to such software and documentation.

2.29 "Spare(s)" means any replacement parts/components, assemblies, or sub-assemblies for the Product(s). Such spare parts shall include, without limitation; the items described in any Schedule of Spares that forms part of this Agreement.

2.30 "Specifications" means any instructions relating to the Seller's Services or the manufacture of Products or Spares, including (i) the specifications for the specific Product, Spares, and/or Services set forth in a Specifications document; (ii) the specifications with regard to the specific Product, Spares and/or Services generally published by Seller; (iii) the General Quality Requirements set forth under a Quality Assurance Addendum, and (iv) the Product Agency And Regulatory Compliance Requirements set forth under an Agency and Regulatory Requirements document. Specifications also include, but are not limited to, physical or operational performance parameters, characterization and/or attributes of the Products and Spares as identified elsewhere in the Agreement or in any applicable Order(s).

2.31 "Updates" means any modifications or changes, other than Enhancements, to Materials, Products, or Spares


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       for purposes of correcting Errors, such as bug fixes or other incidental corrections.

3.0    ORDERS

3.1 Buyer may purchase Product(s), Spares and/or Services from Seller by issuing properly authorized Orders to Seller. All such Orders shall set forth the following items: quantity, price, delivery date, part number, and revision level.

3.2 Seller shall accept any Order that materially conforms with the terms of this Agreement. Seller shall use commercially reasonable efforts to send Buyer written confirmation of such acceptance within *** after Seller's receipt of a written Order from Buyer.

3.3 If Buyer issues an electronic Order, Seller shall electronically "Verify" receipt of the electronic Order within *** of the electronic Order transmission by Buyer. "Verify" or "Verfication," as used herein, shall mean that Seller has, in fact, successfully received all necessary Order information and requirements (e.g. quantity, price, delivery date, part number, and revision level) from electronic mailbox and shall serve as Seller's notification to Buyer of both the receipt of the electronic Order from Buyer and the occurrence of any discrepancies relating to the readiablity of such electronic Order. Seller shall return an electronic Order acknowledgement ("EDI Acknowledgement") to Buyer within *** following Seller's receipt of said Verfication. ***

3.4 All electronic Orders, Verifications, and EDI Acknowledgments (collectively "EDI Transmissions") and other related data electronically transmitted shall;

       (1) specifically reference and be suject to the terms and conditions of this Agreement, and
       (2) be specially formatted in accordance with Buyer's policies, specifications and procedures regarding electronic data interchange information.

3.5 No oral, electronic, or written additional or different provisions proposed by Seller in any acceptance, confirmation, or acknowledgment shall apply unless expressly agreed to, in writing, by Buyer. Buyer hereby gives notice of its objection to any additional or different terms proposed by Seller.

3.6    ***

3.7    The parties agree that: (i) the provision of the Uniform Commercial Code
       Section 2-201 (Statute of Frauds) shall not apply to these Electronic Interchanges; (ii) these Electronic Interchanges shall be deemed to satisfy any legal formalities requiring that agreements be in writing; and (iii) computer maintained records when produced in hard copy form shall constitute business records and shall be admissible, as such, to the same extent as other generally recognized business records.

3.8    ***

3.9 No oral, written, or electronic data transmission by Seller in any credit card acceptance, confirmation, verification, or acknowledgment, that proposes additional or different provisions, shall apply unless expressly agreed to in writing by Buyer. Buyer hereby gives notice of its objection to any additional or different terms.

3.10 The terms governing the delivery of all Product(s), Spares, and/or, Services ordered by Buyer will be interpreted in accordance with the International Chamber of Commerce Incoterms 1990 Edition. ***

4.0    PRICING

4.1 The prices for Product(s), Spares and/or Services ("Prices") shall be established from time to time by the parties executing and delivering a Schedule of Products and/or a Schedule of Spares. The Prices set forth in any such Schedule of Products or Schedule of Spares shall be fixed for the period set forth therein. The Parties agree that Prices may be updated from time to time, by mutual agreement of the parties. Such updated pricing shall be contained in properly executed Pricing Schedules.

4.2.   ***

4.3.   ***

4.4    ***

4.5    ***

5.0    WARRANTY

***

6.0    INDEMNIFICATION AND REMEDIES

6.1    ***

6.2    ***

6.3    ***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


6.4 Subject to Subsection 6.5, upon the occurrence of a Default by a party hereto the other party shall be entitled to exercise such rights and remedies as are available at law or in equity including the right to seek specific performance upon Seller's failure to deliver on a timely basis unique products in conformity with the Specifications.

6.5 NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS AND UNLIQUIDATED INVENTORY), INDIRECT, SPECIAL OR PUNITIVE DAMAGES EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES EXCEPT (I) IN CONNECTION WITH A BREACH OF THE CONFIDENTIALITY PROVISIONS SET FORTH IN THIS AGREEMENT ***

7.0    PAYMENT

7.1 Buyer shall make payment in full for the purchase price of all Product, Spares, and/or Services ordered by Buyer hereunder (other than items disputed by Buyer in good faith) and received by Buyer on or before the *** after the date of Seller's invoice; provided, Seller's invoice shall not be dated earlier than the shipment date of Product covered thereby.
       ***

7.2 Unless otherwise specified in an Exhibit or otherwise agreed to in writing by the parties, payment shall be made in U.S. dollars.

8.0    TERM

       The term of this Agreement shall be ***, ("Initial Term") commencing on the date indicated on the signature page of this Agreement ("Effective Date") and shall automatically renew at the conclusion of the Initial Term for successive *** periods unless and until one party notifies the other, not less than *** prior to the end of the Initial Term or any subsequent *** term, that it does not intend to renew this Agreement. This Agreement may terminate prior to the aforementioned stated term under the circumstances set forth in Section 9.0 Notwithstanding the foregoing, this Agreement shall remain in full force and effect and shall be applicable to any Order issued by Buyer to Seller during the term of this Agreement until all obligations under such Order have been fulfilled.

9.0    TERMINATION

9.1 Either party (the "Non-Defaulting Party") may terminate this Agreement and/or any Order issued hereunder at any time by written notice to the other party (the "Defaulting Party") upon the occurrence of a Default by the Defaulting Party. *** This Agreement shall terminate on the date of such notice (the "Termination Date").

9.2    ***

9.3    ***

9.4    ***

10.0   FORCE MAJURE

10.1 Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which performance is delayed by fire, flood, war, embargo, riot or an unforeseeable intervention of any government authority that causes complete business interruption ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay. ***

11.0   NOTICES

       Any notice given under this Agreement shall be written or sent by telex or facsimile. Written notice shall be sent by registered mail or certified mail, postage prepaid, return receipt requested, or by any other overnight delivery service which delivers to the noticed destination, and provides proof of delivery to the sender. Any telex or facsimile notice must be followed within three (3) days by written notice. All notices shall be effective when first received at the addresses set out on the front page of the Agreement or such other addresses as may be notified to the other party pursuant to this provision.

12.0   ***

13.0   COMPLIANCE WITH LAWS

13.1 All Product or Spares supplied and work performed under this Agreement shall comply with all applicable United States and foreign laws and regulations including, but not limited to, emission and safety standards, the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.), the Fair Labor Standards Act of 1938 (29 U.S.C. Sections 201-219), the Toxic Substance Control Act of 1976 (15 U.S.C. Section 2601), all laws restraining the use of convict labor, and Worker's Compensation Laws. *** Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

13.2 All Product or Spares supplied and work performed under this Agreement shall comply with all applicable laws and regulations. Without limiting the foregoing, Seller shall comply with the Occupational Safety and Health Act ("OSHA") 29 C.F.R. Sections 1910, 1200(b), and (g)(8); the Toxic Substance Control Act ("TSCA") 15 U.S.C. Section 2612(a); and laws restraining the use of convict labor: 18


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       U.S.C. Sections 1761 and 1762. Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

13.3 The following provisions and clauses of the Federal Acquisition Regulation (FAR), 48 CFR Chapter 1, are hereby incorporated by reference, with the same force and effect as if they were given in full text and are hereby made binding upon the subcontractor or vendor. Where the clauses or provisions say "Contractor", substitute "subcontractor or vendor."

       (1) Nonexempt Subcontracts and Purchase Orders over $2,500: 52.222-36 Affirmative Action for Handicapped Workers (APR 1984)

       (2) Nonexempt Subcontracts and Purchase Orders over $10,000 or subcontracts and Purchase Orders the aggregate value of which in any twelve month period exceeds or can be expected to exceed $10,000: 52.222-26 Equal Opportunity (APR 1984).

       (3) Nonexempt Subcontracts and Purchase Orders over $10,000: 52.222-21 Certification of Nonsegregated Facilities (APR 1984) 52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans (APR 1984).

       (4) Subcontracts and Purchase Orders over the small purchase limitation, $25,000: 52.219-13 Utilization of Women-Owned Small Business (AUG 1986).

       (5)    Subcontracts over $500,000, except for small business concerns:
              52.219-8 Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (FEB 1990).

13.4 The provisions of the Clean Air Act (42 U.S.C. Sections 7401 et seq.) and the Clean Water Act (33 U.S.C. Sections 1251 et seq.) are made a part of this Agreement

13.5 The provisions of any applicable State "Right-To-Know" laws and regulations are made a part of this Agreement. A copy of the applicable Product or Spares Safety Data Sheets as required under such laws and regulations shall be provided by Seller upon delivery of Product or Spares and updated as necessary.

13.6 This Agreement is subject to all applicable United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations.

13.7 The 1980 United Nations Convention on contracts for the international sale of goods shall not apply to this Agreement or any Order issued under this Agreement.

13.8 Seller agrees to comply with the United Stated Federal requirements contained at Title 40, Code of Federal Regulations Part 82 - "Protection of Stratospheric Ozone; Labeling". Moreover, Seller shall not supply to Buyer any product or part that contains or has been manufactured using a Class 1 ozone depleting substance, as that term is defined in the Regulations, unless Seller has provided prior written notice to Buyer.

13.9 Seller agrees to comply with all terms and conditions of the Compaq Supplier Compliance Policy, attached Exhibit F.

14.0   GRATUITIES

       Each party represents that it has not offered nor given and will not (i) offer nor give any employee, agent, or representative of the other party any gratuity, or (ii) influence such person's normal job responsibilities in any way with a view toward securing any business from the other party or influencing such person with respect to the business between the parties.

15.0   CONFIDENTIAL INFORMATION

15.1 The parties acknowledge that they have entered into a binding Confidentiality and Nondisclosure Agreement ("NDA") and hereby agree to abide by the terms of such NDA and any amendment thereto. All provisions of such NDA are incorporated by reference and shall govern all disclosures of Confidential Information made under the Agreement.

15.2 The parties acknowledge that the unauthorized disclosure of either party's confidential information will cause irreparable harm. Accordingly, the parties agree that the injured party shall have the right to seek immediate injunctive relief enjoining such unauthorized disclosure.

16.0   TRADEMARKS AND LOGOS

       Subject to Compaq's Brand Standards Policy, Seller is authorized to use Buyer's logo and trademark only to the extent necessary to meet the required specifications for the Product. No other rights with respect to Buyer's trademarks, trade names or brand names are conferred, either expressly or by implication, upon Seller.

17.0   COUNTRY OF ORIGIN, DUTY DRAWBACK

       -------------------------------------------------------------------------
       "Country of Origin" Marking: The Seller shall mark, in English, all Product or Spares with the Country of Origin (manufacture),in compliance with Section 304 of the United States Tariff Act. Both the Product and Spares and its container
       -------------------------------------------------------------------------


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       -------------------------------------------------------------------------
       must be conspicuously marked with the Country of Origin. If the Product or Spares itself cannot be marked legibly due to size, then its immediate container must be marked. signed certificate stating Country of Origin (manufacture) by quantity and part number (Buyer's and Seller's).
       -------------------------------------------------------------------------

18.0   GENERAL

18.1   ***

18.2 If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, such provision shall be enforced to the fullest extent permitted by applicable law and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

18.3 Any waiver of any kind by a party of a breach of this Agreement must be in writing, shall be effective only to the extent set forth in such writing and shall not operate or be construed as a waiver of any subsequent breach. Any delay or omission in exercising any right, power or remedy pursuant to a breach or Default by a party shall not impair any right, power or remedy which either party may have with respect to a future breach or Default.

18.4 Buyer or the direct product of such technical data to any person or destination when such export, re-export or disclosure is prohibited by the laws of the United States or regulations of a Department of the United States Seller shall not export, re-export or otherwise disclose, directly or indirectly, technical data received from Buyer.

18.5 With respect to any payment, reimbursement or other amount owed by Seller to Buyer under this Agreement, Buyer may offset any such amount owed against any amount then owing or to be owing (including amounts to be owed under future invoices) by Buyer to Seller under this Agreement or any other agreement.

18.6. This Agreement is hereby identified as "Compaq Confidential", and any additional confidentiality requirements between the parties (now or in the future) applicable to material identified as such shall apply to this Agreement.

18.7   Except to the extent that (i) the confidentiality provisions set forth in
       Section 15.0 conflict with confidentiality provisions set forth in any other confidentiality or non-disclosure agreement between the parties hereto, (ii) the Effective Price and Part Numbers as indentified in a Pricing Schedule is updated from time to time by mutual agreement of the parties, this Agreement represents the entire agreement with respect to the subject matter hereof and supersedes all prior discussions and agreements between the parties relating to the subject matter hereof. This Agreement can be modified only by a written amendment duly signed by persons authorized to sign agreements on behalf of both parties, and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or addition to the terms and conditions of this Agreement in any Order, or other written notification from Seller will be of no effect.

18.8 Seller, including its servants, agents and employees, is an independent contractor and not an agent or employee of Buyer. Without limiting the generality of the foregoing, Seller is not authorized to represent or make any commitments of behalf of Buyer, and Buyer expressly disclaims any liability therefore.

18.9 THE CONSTRUCTION, VALIDITY, AND PERFORMANCE OF THIS AGREEMENT AND ANY ORDER ISSUED UNDER IT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ***, USA. THE PARTIES HEREBY WAIVE APPLICATION OF THE U.N. CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

18.10 Neither party shall assign or transfer this Agreement or any rights and obligations under this Agreement without the prior written consent of the other party.

18.11 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT WARRANTIES (EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE) OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED IN THEIR ENTIRETY.

18.12  ***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                         CORPORATE PURCHASING AGREEMENT
                        SUPPLEMENTAL TERMS FOR PURCHASING


19.0   SCOPE

       The following terms and conditions shall apply specifically to the purchase and service of storage automation products ("Deliverables") from Seller. In the case of a conflict between the General Terms and the Supplemental Terms, the latter shall control for matters relating to the Deliverables identified herein.

20.0   SUPPLEMENTAL DEFINITIONS

20.1 "Default" means, with respect to Buyer, (i) Buyer's failure to comply with any material provision of this Agreement or any Order issued hereunder ("breach"), and, in the case of a breach which is capable of remedy, such failure continues unremedied for a period of *** of notification of said breach; provided, delays in delivery are not subject to the 30-day cure period herein; or (ii) Buyer becomes insolvent, becomes subject to any bankruptcy proceeding, makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of such party's assets and such condition is not cured within ***; and

       With respect to Seller, (i) Seller's failure to comply with any material provision of the Agreement, or of any Order issued hereunder, and in the case of a breach which is capable of remedy, Seller's failure to remedy same within *** of notification of said breach; ***; (ii) Seller becomes insolvent, becomes subject to any bankruptcy proceeding or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or a part of Seller's assets and such condition is not cured within ***.

20.2 "Defective Product" means any Deliverables that do not conform to the Specifications or that contain any defect in material, workmanship or design.

20.3 "Epidemic Failure" as defined in the Quality Letter of Agreement, Exhibit D, attached hereto.

21.0   AVAILABILITY OF PRODUCT/SPARES

***

22.0   CHANGES

***

23.0   DELIVERY

23.1 Seller shall deliver Product(s) and Spares to Buyer on the specified date ("On-dock Date") and to the specified location ("Delivery Site") set forth in the related Order. *** Seller shall immediately notify Buyer, in writing, if Seller has knowledge of any event which is reasonably likely to delay any specified delivery date, place, or plan. On Time Delivery shall mean ***.

23.2   ***

24.0   PACKING, MARKING, AND SHIPPING INSTRUCTIONS

24.1 Seller shall prepare and pack all Product and Spares in a manner (i) *** that is consistent with practices customary in the computer component industry, (ii) necessary to meet a designated carrier's requirements, and
       (iii) that conforms with the laws and regulations of any applicable country (including, but not limited to, the United States of America) and any applicable subdivision thereof.

24.2 Seller shall mark, or cause to be marked, each shipping container to adequately show Buyer's Order number, part number, revision level, lot number, and quantity contained therein. Seller shall include in each container a packing list showing the Order number.


25.0   PRODUCT FORECASTS

25.1 Buyer shall use reasonable efforts, to provide Seller on a weekly basis, with Buyer's intended purchases forecasted for a given period. Such forecasts are for Seller's convenience only, and Seller hereby expressly acknowledges that such forecasts shall not create any liability whatsoever for Buyer, including but not limited to an obligation to purchase Product(s), Services and/or Spares, whether unique or industry standard material.

25.2 Seller agrees to review such forecasts, provided by Buyer, and advise Buyer if Seller anticipates


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


       Seller's inability to achieve the forecasted volumes. Buyer volume forecasts will be provided to Seller in accordance with the terms and conditions in Exhibit C, Flex/Buffer Model. Seller may from time to time request Buyer to review Buyer's intended purchase forecasts and advise Seller of any changes.

26.0   INSPECTION AND ACCEPTANCE

26.1. Product(s), Spares, and/or Services purchased or to be purchased pursuant to this Agreement shall be subject to inspection and testing by Buyer ***. Buyer reserves the right to reject Defective Product.

26.2 If Buyer returns a Defective Product to Seller for correction, credit, or replacement, Seller shall repair or replace same within *** of receiving such Defective Product. ***


27.0   OUT OF WARRANTY REPAIRS AND SPARES AVAILABILITY

       Seller agrees to refurbish, to a Like New condition, any Product and Spare no longer covered by the express warranties set forth elsewhere in this Agreement (an "Out of Warranty Product") at the refurbishment prices and according to the terms set forth in the Schedule of Spares, Exhibit B, attached hereto.


28.0   RIGHTS, TITLE, AND INTEREST

28.1 Except as otherwise provided in an Attachment to the Agreement, Buyer shall retain all rights, title, and interest to any and all Materials furnished to Seller under this Agreement including, but not limited to, the Buyer Owned Materials set forth in an Ownership of Materials Exhibit.
       ***

28.2 Except as otherwise provided in an Attachment to the Agreement, Seller shall retain all rights, title, and interest to any and all Materials furnished to Buyer under this Agreement including, but not limited to, the Seller Owned Materials set forth in an Ownership of Materials Exhibit. Seller shall have sole ownership of all tools furnished, created, or used in performance of this Agreement, unless otherwise provided for in a Tooling Agreement.


29.0   QUALITY

29.1 Seller shall ensure that all Product, Spares and/or Services conform to the Specifications, drawings, samples, revision levels and other descriptions designated in the Product Schedule for such Product, Spares, and/or Service. The Specifications shall include any labeling requirements imposed by applicable law.

29.2   ***


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT A

                        SCHEDULE OF PRODUCTS AND PRICING




Seller will provide a "Product and Pricing Schedule" to buyer from time to time which is incorporated by reference. It will include Seller's Product name, Buyer's part number, quarterly pricing and specified delivery terms. The terms and conditions of this Agreement shall apply to those Products purchased by Buyer.

Seller agrees that the pricing is firm for *** and that price will be renegotiated prior to the end of the firm pricing period. Seller agrees to provide a non-binding price forecast for the following ***.
















THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B


                         SCHEDULE OF SPARES AND PRICING



Seller will provide a "Spares and Pricing Schedule" to Buyer from time to time which is incorporated by reference. It will include Seller's part number and description, Buyer's part number, quarterly pricing, warranty period and specified delivery terms. The terms and conditions of this Agreement shall apply to all Spares purchased by Buyer.

Seller agrees that the price is firm for *** and that pricing will be renegotiated prior to the end of the firm pricing period. Seller agrees to furnish a non-binding price forecast for the following ***.

















THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                               FLEX / BUFFER MODEL

***

FLEX IS DEFINED AS ABILITY TO ACCEPT INCREMENTAL DEMAND.

BUFFER IS DEFINED AS ABILITY TO PULL-IN EXISTING DEMAND.

BUYER'S FLEX REQUIREMENTS ARE:


--------------------------------------------------------------------------------------------------------------
                                                                                       MAXIMUM USD LIABILITY
                                                                                         FOR DECREASES OF
NUMBER OF CALENDAR DAYS PRIOR TO       BUYER'S MAXIMUM %        BUYER'S MAXIMUM %     COMPAQ UNIQUE PRODUCT
      SCHEDULED DEMAND DATE                INCREASE                 DECREASE                   **
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------
               ***                            ***                       ***                     ***
--------------------------------------------------------------------------------------------------------------


* ANY WEEKLY INCREMENTAL UPSIDE ABOVE THESE PERCENTAGES WILL BE RESPONDED TO WITH BEST REASONABLE EFFORTS IN THE AREAS OF NUMBER OF UNITS AND REPLENISHMENT CYCLE TIME.

If Buyer requests delivery of any or all of the buffer inventory, Seller shall replenish it within *** for products stored at the HUBS worldwide.

***

BUYER'S BUFFER REQUIREMENTS ARE:

*** of inventory on hand and available to Buyer. Buyer agrees to provide a *** rolling forecast.

Once a week, Buyer shall furnish Seller with a forecast of the quantity and delivery dates of Product that Buyer anticipates purchasing under this Agreement. Such forecast shall be referred to as an 830 report or "Buyer's Forecast" transmitted via EDI. Buyer's Forecast shall include Buyer's part number, quantity and forecasted date of consumption. ***

In addition to the weekly EDI transmission Buyer also agrees to chair a monthly forecast meeting with Seller to review short and long term forecast updates.

"Compaq Unique Product" is defined as those "Hardware Based" Compaq unique components. Seller shall notify Buyer and mutually agree to a list of those Compaq unique components.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED
--------------------------------------------------------------------------------

                                     COMPAQ
                           QUALITY LETTER OF AGREEMENT
                                    EXHIBIT D
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***












THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED
                                                 SRA - REV 2.0, DATED: 20-SEP-99


                                    EXHIBIT E
                          SERVICE REQUIREMENTS ADDENDUM



This Addendum to the Corporate Purchasing Agreement ("Agreement") between Buyer and Seller ("Addendum") provides additional terms and conditions governing the procurement of Services and/or Spares designated in "Schedule of Spares" by Buyer. In the case of conflict between the Agreement and this Addendum, this Addendum will take precedence. Terms not otherwise defined herein shall have the corresponding definitions ascribed to them in the Agreement.




A.       SPARE PARTS AVAILABILITY

         1. Seller shall make available for purchase by Buyer and/or Buyer's authorized third party, replacement Products in "new" and/or "like new" condition (collectively designated herein as "Spares") as set forth in the Schedule of Spares. Spares are considered either whole units (ex. monitors), assemblies (ex. printed circuit boards), components (ex. resistors, capacitors) or as otherwise designated by Buyer. "Like new" is defined as Spares that have been refurbished to the latest revision to meet quality/reliability requirements set forth in the Quality Letter of Agreement Exhibit D, all applicable specifications (electrical, mechanical, firmware, and cosmetic), and Engineering documentation. This also includes the replacement of damaged or missing non-functioning parts and the replacement of worn functioning parts.

         2. Seller and Buyer agree that Spares will be owned and held by Seller until requested by Buyer. Buyer reserves the right to purchase Spares on an "as needed" basis. ***

B.       PRICING

         1. Pricing for Spares is set forth in the Schedule of Spares. Pricing shall remain fixed for ***. *** prior to the end of the then current Contract Pricing Period, Buyer and Seller shall meet to review the pricing of Spares. The Schedule of Spares will be amended to reflect any adjustment in pricing the parties mutually agree will apply to the subsequent Contract Pricing Period.

         2.       ***



C.       QUALITY


         1. Seller shall ensure that all Spares and/or Services delivered hereunder comply with the Quality Letter of Agreement, Exhibit D, attached hereto.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


D.       RIGHTS AND ASSISTANCE TO REPAIR

         1. It is mutually agreed between Buyer and Seller that Seller grants to Buyer the right to repair or have repaired Products or Spares ***.

         2.       ***

         3.       ***

E.       PRODUCT WARRANTY SUPPORT REQUIREMENTS


         Spares delivered by the Seller in support of Product warranty obligations set forth in the Agreement shall be subject to the following additional terms:

         1.       ***

         2.       ***

         3. *** Replacement Spares will be date coded indicating date of repair, to include human readable characters, in English, in plain sight.

         4. Seller shall use commercially reasonable efforts to provide Flow-Through Warranty for Spares that are sold to Buyer from Seller utilizing 3rd party suppliers. This warranty passed to Buyer from Seller shall be no less than the warranty provided by the Seller. Such Spares should be noted as such in the Schedule of Spares.

         5. Buyer may appoint an Authorized Service Agent to administer the warranty process. Seller will recognize said appointment and will assist Buyer's Authorized Service Agent, as required by Buyer, to maintain the warranty process described herein.

         6.       ***

         7. Seller shall notify Buyer within *** if any non-functional Spare is attributable to end user negligence or abuse, and therefore not the responsibility of Seller. Upon notification, Buyer retains the right to audit the Spare, and shall provide disposition either by return to Buyer or repair at Buyer's expense within forty-eight (48) hours. Seller shall not be obligated to provide a credit for return of Spares that have been obviously subjected to end user negligence or abuse.

F.       ADDITIONAL Y2K WARRANTY REQUIREMENTS:

         1. In addition to warranties set forth above and elsewhere in the Agreement, Seller hereby warrants that all Spares shall be Y2K compliant as defined by the Agreement and that such Spares will not degrade any customer system, which may be Y2K compliant.

G.       ENGINEERING CHANGES

         1.       ***

H.       ESCALATION AND TECHNICAL SUPPORT


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                                CONFIDENTIAL TREATMENT REQUESTED


         1. Seller agrees that during the term of this Addendum, it shall designate a Seller Representative who shall act as Buyer's primary contact for any service issues regarding parts procurement, exchange, repair or quality. ***

         2. Seller shall provide technical support to Buyer for duration of this Addendum including the *** Term of Availability. Seller will resolve all issues deemed to be Product "bugs", correct any problems with production, and provide a service solution to Buyer for its customers. ***

I.       DIRECT PROCUREMENT OF SPARES

         1.       ***

J.       SPARES RETURN/SELLBACK

         1.       ***


K. TERM OF AVAILABILITY

         1. Seller grants to Buyer the option to purchase Spares at the last revision level purchased under this Agreement for a period of five (5) years ("Term of Availability") ***.

         2.       ***









THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT F

                        COMPAQ SUPPLIER COMPLIANCE POLICY

COMPAQ COMPUTER CORPORATION IS PROUD OF ITS REPUTATION FOR INTEGRITY AND HONESTY IN ITS BUSINESS DEALINGS. OUR CORPORATE CULTURE OF FAIRNESS AND QUALITY IS ONE OF OUR MOST VALUABLE ASSETS. MAINTAINING THIS REPUTATION IS AN ONGOING PROCESS, AND COMPAQ CONSIDERS IT TO BE ONE OF ITS MOST IMPORTANT JOBS.

IT IS ESSENTIAL THAT THE HIGHEST STANDARDS OF CONDUCT BE OBSERVED BY COMPAQ, AS WELL AS ITS SUPPLIERS. IN FACT, COMPAQ BELIEVES THAT IT SUPPLIERS MUST OPERATE AT THE SAME HIGH LEVEL OF INTEGRITY AS COMPAQ. IN THIS REGARD, COMPAQ HAS ADOPTED A SUPPLIER COMPLIANCE POLICY. AS PART OF THIS POLICY, COMPAQ SUPPLIERS MUST COMPLY FULLY WITH THE REQUIREMENTS SET FORTH BELOW. THIS POLICY REQUIRES THAT COMPAQ SUPPLIERS AND THEIR EMPLOYEES EXERCISE THE HIGHEST DEGREE OF HONESTY AND INTEGRITY IN CONDUCTING THEIR BUSINESS WITH COMPAQ, AS WELL AS OTHER THIRD PARTIES.


I. ETHICAL STANDARDS Compaq expects its suppliers to avoid conflicts of interest that create opportunities for abuses and allegations of commercial bribery.

         A. Conflicts of Interest - Suppliers are expected to avoid any action which may involve, or appears to involve, a conflict of interest with Compaq.

         B. Business Courtesies - Business should be won or lost on the merits of the products and services being offered by its suppliers. Therefore, supplier funds or personal funds of its employees should not be used to provide a business courtesy unless the gift is commemorative, ceremonial or customary in nature and has an insubstantial value. Under no circumstances should a kickback or bribe ever be offered to Compaq or its employees.


II. ENVIRONMENTAL STANDARDS Compaq expects its suppliers to conduct their business in a manner that provides a safe, healthy and environmentally friendly workplace and meets or exceeds all applicable environment and work place legal requirements.

         A. Hazardous Materials, Air Emissions & Waste Water Discharges - Compaq requires that each of its suppliers comply with all applicable environmental laws and regulations regarding hazardous materials, air emissions and waste water discharges, including those regarding the manufacture, transportation, storage, disposal, and release to the environment of such materials.

         B. Health & Safety - Compaq expects its suppliers to maintain their facilities in a safe and healthy manner and in compliance with all applicable laws and regulations.


III. EMPLOYMENT STANDARDS Compaq expects its suppliers to foster human dignity by treating their employees fairly and with respect. Compaq requires that its suppliers comply with all applicable national, state and local employment laws.

         A. Child Labor - Compaq expect its suppliers to refrain from using child labor. Workers can be no less than 14 years of age and not younger than the compulsory age to be in school. Compaq supports the development of legitimate workplace apprenticeship programs for the educational benefit of young people.

         B. Prison Labor - Compaq expects its suppliers to refrain from utilizing prison or forced labor within their work forces.

         C. Disciplinary Practices - Compaq expects its suppliers to refrain from using corporal punishment or other forms of mental or physical coercion with their employees.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


         D. Working Hours - Compaq expects its suppliers to comply with all applicable laws regarding compensation for overtime work performed by their employees. Additionally, employees should be allowed at least one day off in seven.



IV. COMPETITIVE STANDARDS Compaq expects its suppliers to compete fairly and vigorously within the marketplace. Compaq discourages anti-competitive practices by its suppliers that inhibit the operation of a free-market economy. Compaq requires that its suppliers comply with all applicable competition laws.

         A. Price fixing - Compaq expects its suppliers to refrain from collaborating with competitors to fix prices for its goods.

         B. Anticompetitive Practices - Compaq will not tolerate anticompetitive practices by its suppliers, including efforts to allocate markets or customers among their competitors or to fix bids.


V. CONFIDENTIALITY Compaq requires that its suppliers enforce a policy that ensures the confidentiality of all proprietary or confidential information provided by Compaq.

         A. Non-disclosure Agreement - Compaq requires that its suppliers comply with the terms of the Confidentiality and Non-disclosure Agreements that have been entered into with Compaq

         B. Other Confidentiality Obligations - Compaq requires its suppliers to refrain from making unauthorized disclosures to Compaq of third party confidential information.

VI. COMPLIANCE WITH GOVERNMENT LAWS AND REGULATIONS Compaq expects its suppliers to comply with all applicable laws and regulations governing their business relationships with Compaq. In addition, Compaq requires that its Suppliers agree to implement and maintain a Small, Woman-Owned, Minority Business Enterprise (SWMBE) program in accordance with Federal Acquisition Regulations (FAR) 52.219-0(d)(ll)(iii). Upon request by Compaq, Suppliers agree to provide Compaq with written certification of its compliance with the SWMBE Federal Acquisition Regulations.


COMPAQ IS DEDICATED TO MAINTAINING ITS REPUTATION FOR FAIRNESS AND INTEGRITY. IN MANY WAYS THE FUTURE SUCCESS OF BOTH COMPAQ AND ITS SUPPLIERS DEPENDS ON OUR ABILITY TO BUILD ON THESE HIGH STANDARDS.

THE FOREGOING REQUIREMENTS ARE NOT INTENDED TO BE ALL-INCLUSIVE, AND COMPAQ EXPECTS ITS SUPPLIERS TO EXERCISE ETHICAL JUDGMENT BEYOND STRICT COMPLIANCE WITH THE LAW, AND TO BE RESPONSIVE TO THE CONCERNS OF THE COMMUNITIES IN WHICH THEY OPERATE. FAILURE TO COMPLY WITH THE ABOVE REQUIREMENTS MAY RESULT IN REDUCTION OF BUSINESS WITH COMPAQ, OR IN SOME INSTANCES, TERMINATION OF YOUR RELATIONSHIP WITH COMPAQ. UNDERSTANDING AND COMPLYING WITH THE ABOVE REQUIREMENTS WILL HELP TO ENSURE THAT OUR MUTUAL BUSINESS ACTIVITIES ARE CONDUCTED IN THE HIGHEST ETHICAL AND PROFESSIONAL MANNER.





THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT G

                       CORPORATE NON DISCLOSURE AGREEMENT



There is an existing nondisclosure agreement (NDA-87-200) in place and valid until December 17, 2001. This document is on file with the Business Development and Transacions Services group in Houston.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


[LOGO]
                        ELECTRONIC BUSINESS ADDENDUM FOR
                              PRODUCTION PURCHASES
                                    EXHIBIT H


WHEREAS,  the Parties desire to transmit and receive data electronically;

WHEREAS, the Parties desire to ensure that such electronic transmissions are legally valid and enforceable;

WHEREAS, the Parties desire to amend the General Terms forming part of the Agreement to include the transmittal and receipt of electronic Data;

WHEREAS, the Parties intend for the provisions of this Addendum to supercede any silent or inconsistent provisions contained in the Agreement; and

WHEREAS, the Parties intend for any and all provisions of the Agreement not so amended by this Addendum, shall remain in full force and effect. All capitalized terms used but not defined herein shall have the same meanings as in the Agreement.

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES AND OF THE COVENANTS AND CONDITIONS SET FORTH HEREIN, THE PARTIES AGREE AS FOLLOWS:

THE PARTIES TO THIS ADDENDUM ARE HEREBY AMENDING THE ABOVE REFERENCED AGREEMENT BY ADDING THE FOLLOWING NEW PROVISIONS TO THE GENERAL TERMS FOR THE PARTIES TO BE BOUND BY ELECTRONIC DATA EXCHANGES: The Parties to this Addendum hereby evidence their intention to be bound by the Electronic Exchanges as herein described and specifically agree as follows:

(A) Each Party may electronically transmit to or receive from the other Party through any means of Electronic Commerce including, but not limited to, Electronic Data Interchange (EDI), Facsimile, Electronic Mail, the Internet, and World Wide Web, certain Products and Services or such other purchases as the Parties agree to in writing from time to time. Any transmission of data that does not conform to the applicable "COMPAQ eGuideline Requirements," which is attached hereto as Exhibit A and incorporated for all legal purposes, for the type of Electronic Interchange(s) between the Parties, is /are not an Electronic Interchange(s) and shall have no force or effect between the Parties.

(B) Each Party shall adopt and identify an electronic identification number or code ("User ID") as its signature and shall use such signature in each Electronic Interchange with the other Party. The Parties agree that a User ID, when affixed to or contained in an Electronic Interchange, shall be legally sufficient to verify the identity of the transmitting Party and to authenticate the Electronic Interchange.

(C) Electronic Interchanges shall not be deemed to have been properly received, and no Electronic Interchange shall give rise to any obligation, until accessible to the receiving Party. Upon proper receipt of any Electronic Interchange, the receiving Party shall promptly transmit a functional acknowledgment or alternate acknowledging Electronic Interchange on a daily basis as agreed to by the Parties, which shall constitute conclusive evidence that a Electronic Interchange has been properly received.

(D) No Electronic Interchange shall give rise to any obligation unless and until the Party initially transmitting such Electronic Interchange has received an Electronic Interchange response from the other Party.

(E) Each Party shall establish reasonable controls to ensure the timely handling of all data transmissions and shall contact promptly the sending Party for corrective action in the event of a transmission error, such as an unintelligible or garbled transmission, or in the event electronic transmission operations are lost.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


2. VALIDITY AND ENFORCEABILITY. (a) This Agreement has been executed by the Parties to evidence their mutual intent to create binding obligations pursuant to the Electronic Interchange specifying certain of the applicable terms. Any Electronic Interchange properly transmitted pursuant to this Agreement shall be considered a "writing" or "in writing" and any such Electronic Interchange that contains or has a User ID affixed to it ("Signed Electronic Interchanges") shall be deemed for all purposes (i) to have been "signed" and (ii) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

     (b) The Parties agree not to contest the validity or enforceability of Signed Electronic Interchanges under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the Party to be bound thereby. Signed Electronic Interchanges shall be admissible if introduced as evidence on paper in any judicial, arbitration, mediation, or administrative proceeding to the same extent and under the same conditions as other business records originated and maintained in documentary form. Each Party agrees that it will not contest the admissibility of copies of Signed Electronic Interchanges under either the business records exception to the hearsay rule or the best evidence rule on the basis that such Signed Electronic interchanges were not originated or maintained in documentary form.

3. THIRD PARTY SERVICE PROVIDERS. (a) The Parties may transmit Electronic Interchanges either directly or through third party service providers or networks. Each Party shall be responsible for the costs of any third party service provider with which it contracts and any other costs it incurs in the electronic transmission or receipt of Electronic Interchanges under this Addendum.

     (b) Either Party may modify its election to use, not use, or change a third party service provider upon thirty (30) days prior written notice to the other Party.

4. OBLIGATION TO MAINTAIN RECORDS. Neither Party has an obligation to maintain the storage of data records or other files for the other Party.

5. GENERAL TERMS AND CONDITIONS FOR PURCHASES AND SALES. This Addendum does not express or imply any commitment to purchase or sell goods or services. Where the Parties mutually agree to engage in such transactions using Electronic Commerce, the general terms and conditions for such transactions shall be those contained in the applicable purchase contract.

6. SECURITY PROCEDURES AND CONFIDENTIALITY OF USER IDS. (a) Each Party shall adopt and use security procedures that are reasonably sufficient to ensure that all transmissions of Electronic Interchanges are authorized and to protect its business records and data from improper access.

     (b) The Parties agree that User IDs are confidential and shall not disclose the other Party's User ID to any unauthorized parties.

7. TERM AND TERMINATION. This Addendum shall remain in effect until terminated by either Party with not less than *** prior written notice; PROVIDED, HOWEVER, that any termination shall not affect the respective obligations or rights of the Parties arising under any Electronic Interchanges or otherwise under this Addendum prior to the effective date of termination.

8. LIMITATION OF DAMAGES. Neither Party shall be liable to the other for any special, incidental, exemplary, or consequential damages arising from or as a result of any delay, omission, or error in the electronic transmission or receipt of any Electronic Interchanges pursuant to this Addendum, even if the other Party has been advised of the possibility of such damages.

9. CONTINGENCIES BEYOND A PARTY'S CONTROL. Neither Party shall be liable for any failure to fulfill its obligations under this Addendum if such failure is caused by the occurrence of any contingency beyond its reasonable control, including but not limited to any mechanical, electronic, or communications failure, that prevents it from transmitting or receiving any Electronic Interchanges.

10. EXPIRATION OF CLAIMS. No action, regardless of form, arising out of this Addendum may be brought by either Party more than *** after the cause of action has arisen.


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED


11. GOVERNING LAW. This Addendum is governed under and in accordance with the laws of the State of ***, U.S.A., and all obligations of the Parties created in this Addendum are performable in ***.

12. NON-ASSIGNABILITY. This Addendum shall not be assigned or transferred by either Party without the prior written consent of the other Party.

13. ENTIRE AGREEMENT. The entire understanding between the Parties is incorporated herein and supersedes all prior discussions and agreements between the Parties relating to the subject matter hereto. This Addendum can be modified only by written amendment executed by the Parties, and shall not be supplemented or modified by any course of dealing or trade usage.

14. TITLES AND CAPTIONS. All titles or captions in this Addendum are for convenience only. They shall not be deemed part of this Addendum and in no way define, limit, extend, or describe the scope or intent of its provisions.

15. INVALIDITY OF PROVISIONS. If any provision or provisions of this Addendum is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions of this agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

16. ADDRESSES AND NOTICES. Written notices required or permitted hereunder, shall be deemed given and received when properly posted by registered or certified mail, postage prepaid, first class, in an envelope properly addressed to the person(s) identified by the Agreement. Each Party may change the address at which notice at which notice may be sent to that Party b y giving notice of such change to the other Party in accordance with the notice provision of the Agreement.




THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.